EXHIBIT 99.2

Regency Centers Corporation

December 31, 2009

Supplemental Information

Investor Relations

Diane Ortolano

One Independent Drive, Suite 114

Jacksonville, FL 32202

904-598-7727

About Regency

Regency Centers Corporation is the leading national owner, operator, and developer of grocery-anchored and community shopping centers. At December 31, 2009, Regency’s total market capitalization was $5.1 billion.

As of December 31, 2009, the Company owned 400 shopping centers and single tenant properties, including those held in co-investment partnerships. Total gross leasable area (GLA) under management, including tenant-owned square footage was 53.0 million square feet, located in top markets across the nation. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

Regency’s portfolio is distinguished by attractive demographics and strong retailers. The average household income in the trade area of Regency’s centers is over $90,000, nearly 30% higher than the national average. Regency’s quality portfolio is anchored by dominant grocers such as Kroger and Publix, as well as leading national retailers such as Target, which drive traffic into its centers. In addition, 79% of the portfolio is leased to national and regional retailers. The quality of the tenant base and the strength of the Company’s tenant relationships are fundamentally differentiating factors for Regency. Premier Customer Initiative (PCI) is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. Since 2000 Regency has developed 201 shopping centers, including those currently in-process, representing an investment at completion of $3.0 billion. At the end of the fourth quarter of 2009, Regency had 42 projects under development for an estimated total investment at completion of $820.7 million. These in-process developments are 91% funded and 88% leased and committed, including tenant-owned square footage.

Regency employs a capital recycling strategy to continue to improve the overall quality of the portfolio. The disposition of assets and an industry-leading co-investment partnership program are integral components of this strategy. The co-investment partnerships provide an embedded market for developments and acquisitions, enabling Regency to generate a growing stream of third-party revenue while profitably growing the portfolio. In the past eight years, capital recycling and co-investment partnerships have enabled Regency to cost effectively fund approximately $9.0 billion in investments.

Regency has centers located in the top markets in the country and has 18 offices nationwide. The Company is listed on the New York Stock Exchange, traded under the symbol REG, and is included in the S&P MidCap 400 Index. There are also three series of preferred shares that trade under REG PRC, REG PRD and REG PRE.

Please visit www.RegencyCenters.com for more information.

The information provided in this supplemental package is unaudited and there can be no assurance that the information will not vary from the final information for the quarter ended December 31, 2009. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

Table of Contents

December 31, 2009

Highlights	1

Summary Information:

Definitions	2

Summary Financial Information	3

Summary Real Estate Information	4

Financial Information:

Consolidated Balance Sheets	5

Consolidated Statements of Operations (FFO format)	6

FFO and Other Information	7

Consolidated Statements of Operations (GAAP basis)	9

Summary of Consolidated Debt	10

Summary of Preferred Units and Stock	12

Investment Activity:

Acquisitions, Dispositions and Development Sales	13

Development Information	16

Co-investment Partnerships:

Unconsolidated Investments	19

Unconsolidated Balance Sheets	20

Unconsolidated Statements of Operations	22

Summary of Unconsolidated Debt	24

Real Estate Information:

Leasing Statistics	25

Average Base Rent by State	27

Portfolio Summary Report by Region	29

Significant Tenant Rents	36

Lease Expiration Schedule	38

Forward-Looking Information:

Earnings and Valuation Guidance	40

Reconciliation of FFO to Net Income	41

Highlights

December 31, 2009

Operating Results

(Wholly owned and Regency’s pro-rata share of co-investment partnerships)

For the quarter ended December 31, 2009, same property NOI declined 7.4%. Operating properties were 93.1% leased. Rental lease spreads declined 0.4%.

For the year ended December 31, 2009, same property NOI declined 6.7%. Operating properties were 93.1% leased. Rental lease spreads declined 2.7%.

Accounts receivable have increased during the quarter by $13.1 million to $29.3 million primarily due to the billing of $15.2 million in Real Estate Tax reconciliations in December. Accounts receivable now represent 5.4% of revenues, compared with 2.9% at the end of the third quarter. Accounts receivable greater than 90 days have decreased by more than $1.5 million to $6.5 million, or 1.2% of revenues. The reserves for accounts receivable have decreased by $.7 million to $8.5 million, effectively covering 100% of all accounts receivable greater than 60 days.

Operating Results

(Wholly owned and 100% of co-investment partnerships)

For the quarter ended December 31, 2009, same property NOI declined 5.5%. Operating properties were 93.2% leased. Rental lease spreads declined 0.9%.

For the year ended December 31, 2009, same property NOI declined 6.3%. Operating properties were 93.2% leased. Rental lease spreads declined 2.0%.

During the quarter, 1.5 million square feet of GLA was renewed or newly leased through 465 leasing transactions.

For the year ended December 31, 2009, 5.3 million square feet of GLA was renewed or newly leased through 1,604 leasing transactions.

Financial Results

Recurring Funds From Operations (FFO) for the quarter was $50.9 million, or $0.63 per diluted share. FFO for the quarter was $58.0 million, or $0.71 per diluted share. Net income attributable to common stockholders for the quarter was $25.3 million, or $0.31 per diluted share.

Development Activity

At quarter end, Regency had 42 projects in process for an estimated net development cost of $820.7 million and an expected return at stabilization of 7.1%.

For more information on this development activity, please see page 16.

Acquisition & Disposition Activity

During the fourth quarter, Regency:

•	Contributed eight wholly owned Regency properties to Regency’s USAA co-investment partnership at a gross contribution value of $133.9 million and a weighted average cap rate of 8.75%.

•	Sold three completed development properties at a gross sales price of $37.9 million and a weighted average cap rate of 9.59%

For more information on these acquisitions & dispositions, please see pages 13-15.

Definitions

December 31, 2009

Development Properties: Properties that Regency acquires and develops, including partially operating properties specifically acquired for redevelopment, and upon sale includes related gains in its calculation of FFO. Once development properties become operating properties, related gains are no longer included in FFO unless it is owned by Regency’s taxable REIT subsidiary (TRS) and developed for the purpose of resale. A property is no longer considered a development property after the end of the third calendar year following stabilization of rent paying occupancy.

Funds From Operations (FFO): FFO is a supplemental earnings measure defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income attributable to common stockholders (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. NAREIT developed FFO as a supplement to net income and as a measure of recurring operating performance for real estate companies (April 2002). NAREIT also clarified that FFO should include the results of discontinued operations, non-recurring amounts (loss impairments, for example) except for those classified as extraordinary under GAAP, and could include certain gains and losses from the sale of undepreciated property with adequate disclosure. Regency includes gains from the sale of land or land it develops (Development Properties) in its calculation of FFO because it considers those items to be significant recurring operating amounts included in its financial results. To the extent that development sales to co-investment partnerships are impacted by the Restricted Gain Method, Regency adds back the additional gain deferral except for that amount of the ownership it has retained in the development sold.

Recurring Funds From Operations (Recurring FFO): Recurring FFO is defined as funds from operations excluding the impact of gains from the sale of development and outparcels, net of related taxes and dead deal costs, provisions for impairment, gains and losses from the early extinguishment of debt and preferred stock, restructuring charges, non-recurring transaction fees and promotes, and other one-time items.

Summary Financial Information

December 31, 2009

	Three Months Ended		Year to Date
Financial Results	2009	2008	2009	2008

Net income attributable to common stockholders	$25,330,221	$14,025,816	$(56,379,212)	$116,513,122
Basic EPS	$0.31	$0.20	$(0.74)	$1.66
Diluted EPS	$0.31	$0.20	$(0.74)	$1.66
Diluted EPS per share growth rate	55.0%		-144.6%

Funds from Operations for common stockholders	$57,951,826	$50,797,630	$85,758,363	$263,847,637
FFO per share - Basic	$0.72	$0.72	$1.11	$3.77
FFO per share - Diluted	$0.71	$0.72	$1.10	$3.75
Diluted FFO per share growth rate	-1.4%		-70.7%

Recurring Funds from Operations for common stockholders	$50,941,060	$63,568,264	$207,970,958	$240,449,047
Recurring FFO per share - Diluted	$0.63	$0.90	$2.68	$3.42
Diluted Recurring FFO per share growth rate	-30.6%		-21.5%

Dividends paid per share and unit	$0.463	$0.725	$2.113	$2.900
Payout ratio of Diluted FFO per share	65.1%	100.7%	192.0%	77.3%

Interest Coverage Ratios
Interest only	2.7	3.6	2.8	3.2
Capitalized interest	$2,756,543	$7,663,355	$19,062,076	$36,510,846
Fixed Charge (Regency only)	2.20	2.9	2.2	2.7
Fixed Charge (with pro-rata share of partnerships)	1.99	2.6	2.0	2.4

Capital Information	12/31/09	YTD Change	12/31/08	12/31/07

Closing common stock price per share	$35.06	$(11.64)	$46.70	$64.49
Shareholder Return (assumes no reinvestment of dividends)	-20.4%

Common Shares and Equivalents Outstanding	82,007,507	11,502,626	70,504,881	70,112,248

Market equity value of Common and Convertible shares	$2,875,183	$(417,395)	$3,292,578	$4,521,539
Non-Convertible Preferred Units and shares	325,000	—	325,000	325,000
Outstanding debt (000’s)	$1,886,380	$(249,191)	$2,135,571	$2,007,975
Total market capitalization (000’s)	$5,086,563	$(666,586)	$5,753,149	$6,854,514
Debt to Total Market Capitalization	37.1%	0.0%	37.1%	29.3%

Total real estate at cost before depreciation (000’s)	$4,257,906	$(167,990)	$4,425,896	$4,367,191
Total assets at cost before depreciation (000’s)	$4,595,970	$(101,001)	$4,696,971	$4,612,270
Debt to Total Assets before Depreciation	41.0%	-4.4%	45.5%	43.5%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	81,539,296	11,502,626	70,036,670	69,638,637
Exchangeable O.P. Units held by noncontrolling interests	468,211	—	468,211	473,611

Total Common Shares and Equivalents	82,007,507	11,502,626	70,504,881	70,112,248

Summary Real Estate Information

December 31, 2009

Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

	12/31/09	9/30/09	12/31/08	9/30/08
Gross Leasable Area (GLA)	28,116,293	28,996,138	30,220,208	31,349,242
GLA including anchor-owned stores	34,130,227	35,093,573	36,529,084	37,534,412
% leased - Operating and development properties	91.4%	91.2%	91.0%	89.4%
% leased - Operating properties only	93.1%	93.2%	93.8%	94.3%
% leased - Same store properties only	93.3%	93.3%	94.0%	94.4%
Average % leased - Same store properties only	93.3%	93.4%	94.5%	94.7%
Rental rate growth - YTD (1)	-2.7%	-3.6%	10.6%	11.6%
Same property NOI growth - YTD	-6.7%	-6.4%	2.6%	2.5%
Same property NOI growth without termination fees - YTD	-6.1%	-6.7%	1.6%	2.5%
Same property NOI growth without provision for doubtful accounts - YTD	-2.9%	-3.5%	2.4%	2.5%

Wholly Owned and 100% of Co-investment Partnerships

	12/31/09	9/30/09	12/31/08	9/30/08
Gross Leasable Area (GLA)	44,971,962	45,883,496	49,644,545	50,775,179
GLA including anchor-owned stores	53,011,320	54,121,854	58,411,251	59,312,371
GLA under development	3,693,399	3,782,156	4,551,765	5,260,239
Number of retail shopping centers	400	409	440	443
Number of centers under development (excluding expansions)	40	40	45	45
Number of grocery-anchored shopping centers	326	330	356	356
% leased - Operating and development properties	92.1%	92.0%	92.3%	91.7%
% leased - Operating properties only	93.2%	93.3%	94.1%	94.8%
% leased - Same store properties only	93.3%	93.4%	94.1%	94.7%
Average % leased - Same store properties only	93.5%	93.6%	94.7%	94.9%
Rental rate growth - YTD (1)	-2.0%	-2.5%	10.6%	11.6%
Same property NOI growth - YTD	-6.3%	-6.6%	2.2%	2.6%
Same property NOI growth without termination fees - YTD	-5.9%	-6.7%	2.0%	2.9%
Same property NOI growth without provision for doubtful accounts - YTD	-4.0%	-4.0%	2.1%	2.6%

(1)	Rent growth is calculated on a same-space, cash basis pertaining to new and renewal leases executed.

Consolidated Balance Sheets

December 31, 2009, 2008 and 2007

	2009	2008	2007
Assets
Real estate investments at cost:
Land, building and improvements	$2,993,704,413	2,897,155,188	3,059,355,394
Properties in development	920,426,744	1,078,885,554	905,929,461

	3,914,131,157	3,976,040,742	3,965,284,855
Less: accumulated depreciation	622,163,237	554,595,228	497,498,468

	3,291,967,920	3,421,445,514	3,467,786,387
Operating properties held for sale	17,562,973	66,446,995	—
Investments in real estate partnerships	326,211,897	383,407,938	401,906,064

Net real estate investments	3,635,742,790	3,871,300,447	3,869,692,451

Cash and cash equivalents	99,477,017	21,533,019	18,667,717
Notes receivable	37,753,438	31,438,066	44,542,740
Accounts receivable, net of allowance for uncollectible accounts	40,871,064	66,201,397	41,554,535
Straight line rent receivables, net of reserves	39,292,481	37,595,112	33,886,045
Deferred costs, net of accumulated amortization	58,376,461	57,476,785	52,784,152
Acquired lease intangible assets, net of accumulated amortization	10,007,309	12,902,821	17,227,865
Other assets	52,285,954	43,927,668	36,416,422

Total assets	$3,973,806,514	4,142,375,315	4,114,771,927

Liabilities and Equity
Liabilities:
Notes payable	$1,886,380,298	1,837,904,495	1,799,974,913
Unsecured credit facilities	—	297,666,667	208,000,000

Total notes payable	1,886,380,298	2,135,571,162	2,007,974,913

Accounts payable and other liabilities	99,144,898	141,395,128	154,643,364
Derivative instruments, at fair value	28,363,231	83,690,668	9,836,422
Acquired lease intangible liabilities, net of accumulated accretion	5,895,885	7,864,832	10,353,746
Tenants’ security and escrow deposits	10,627,805	11,571,209	11,436,472

Total liabilities	2,030,412,117	2,380,092,999	2,194,244,917

Equity:
Stockholder’s Equity:
Preferred stock	275,000,000	275,000,000	275,000,000
Common stock, $.01 par	815,393	756,349	751,687
Additional paid in capital, net of treasury stock	2,022,670,478	1,666,849,877	1,654,866,175
Accumulated other comprehensive (loss)	(49,973,134)	(90,688,873)	(18,622,464)
Distributions in excess of net income	(373,345,394)	(155,056,788)	(68,935,219)

Total stockholders’ equity	1,875,167,343	1,696,860,565	1,843,060,179

Noncontrolling Interests:
Preferred units	49,157,977	49,157,977	49,157,977
Exchangeable operating partnership units	7,320,848	8,283,914	9,916,702
Limited partners’ interest in consolidated partnerships	11,748,229	7,979,860	18,392,152

Total noncontrolling interests	68,227,054	65,421,751	77,466,831

Total equity	1,943,394,397	1,762,282,316	1,920,527,010

Total liabilities and equity	$3,973,806,514	4,142,375,315	4,114,771,927

Ratios	2009	2008	2007
Debt to real estate assets, before depreciation	44.3%	48.3%	46.0%
Debt to total assets, before depreciation	41.0%	45.5%	43.5%
Debt to total assets, before depreciation and including prorata share of JV’s (note a)	45.9%	50.0%	48.9%
Debt + preferred to total assets, before deprec. and incl. prorata share of JV’s	51.9%	55.8%	54.8%
Unsecured assets to total real estate assets (wholly owned only)	81.6%	87.5%	87.5%
Unsecured NOI to total NOI (wholly owned only)	79.5%	86.8%	87.5%

(a)	debt ratio would be 44.8% if current cash balances were used to reduce outstanding debt

Consolidated Statements of Operations

For the Periods Ended December 31, 2009 and 2008

(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Real Estate Revenues:
Minimum rent	$87,319,022	86,316,208	$352,135,233	348,248,856
Percentage rent	2,342,088	2,547,673	3,584,531	4,259,512
Recoveries from tenants	21,877,979	22,623,618	90,128,317	89,686,291
Termination Fees	2,211,596	2,760,226	4,885,050	4,590,986
Other income	1,231,070	1,803,804	8,879,099	9,508,267

	114,981,755	116,051,529	459,612,230	456,293,912

Real Estate Operating Expenses:
Operating and maintenance	18,686,526	15,698,711	67,229,289	61,887,915
Provision for doubtful accounts	1,388,048	1,122,509	9,077,824	1,196,639
Real estate taxes	11,614,346	12,656,372	55,107,746	51,051,800

	31,688,920	29,477,592	131,414,859	114,136,354

Net Operating Income	83,292,835	86,573,937	328,197,371	342,157,558

Fees, Development and Outparcel Gains:
Asset management fees	1,950,359	2,988,194	9,670,732	11,673,230
Property management fees	3,830,954	4,106,339	15,030,720	16,131,974
Transaction fees	—	19,699,889	7,781,484	23,602,489
Leasing commissions and other fees	2,247,081	1,078,705	5,806,479	4,624,113
Development gains	2,043,380	5,613,115	6,029,900	29,546,138
Gain (loss) on sale of outparcels	105,891	2,834,892	20,436	6,561,122
Dead deal costs	(448,881)	(10,894,131)	(4,250,940)	(15,509,535)
Provision for income tax (expense)	(363,372)	3,396,337	386,437	3,730,525

	9,365,412	28,823,340	40,475,248	80,360,056

Other Operating Expense (Income):
General and administrative	16,808,385	12,724,903	54,135,928	49,495,067
Franchise taxes	777,690	16,710	2,163,819	1,514,770
Depreciation and amortization (including FF&E)	30,227,958	27,913,292	117,995,301	107,845,652
Interest expense, net	29,235,478	24,111,069	112,022,666	92,783,770
(Gain) loss on sale of operating properties including taxes	(19,103,538)	(2,772,642)	(18,971,075)	(10,921,487)
Deferred gains under the Restricted Gain Method	—	—	—	10,716,000
Provision for impairment - wholly owned properties	—	33,027,000	104,401,989	34,854,601
Hedge ineffectivenss	3,294,246	—	3,294,246	—

	61,240,219	95,020,332	375,042,874	286,288,373

Equity in Income (Loss) of Unconsolidated Partnerships:
Operating income (loss) including development gains	22,750	1,792,809	(1,544,383)	6,533,563
Gain (loss) on sale of operating properties	—	(2,075,019)	1,225,738	(1,241,408)
Provision for impairment - JV properties	—	—	(26,054,103)	—

	22,750	(282,210)	(26,372,748)	5,292,155

Net Income (Loss)	31,440,778	20,094,735	(32,743,003)	141,521,396

Noncontrolling Interests:
Preferred units	931,248	931,248	3,724,992	3,724,992
Exchangeable operating partnership units	173,683	121,086	(216,392)	906,831
Limited partners’ interest in consolidated partnerships	86,835	97,794	452,445	701,287

Net Income Attributable to Noncontrolling Interests	1,191,766	1,150,128	3,961,045	5,333,110

Net Income (Loss) Attributable to Controlling Interests	30,249,012	18,944,607	(36,704,048)	136,188,286

Preferred Stock Dividends	4,918,791	4,918,791	19,675,164	19,675,164

Net Income (Loss) Attributable to Common Stockholders	$25,330,221	14,025,816	$(56,379,212)	116,513,122

These Consolidated Statements of Operations are not accordance with GAAP because they do not reflect discontinued operations in accordance with FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report who wish to understand the Company’s operations without reclassifying sales of real estate into discontinued operations. The presentation of the Consolidated Statements of Operations prepared in accordance with GAAP are presented in the following pages.

Funds From Operations (FFO) and Other Information

For the Periods Ended December 31, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008

Reconciliation of Net income (loss) to Funds from Operations

Net income (loss) attributable to common stockholders	$25,330,221	14,025,816	$(56,379,212)	116,513,122
Adjustments to reconcile to Funds from Operations:
Depreciation and amortization - consolidated real estate	26,224,899	22,937,395	97,962,976	89,533,695
Depreciation and amortization - unconsolidated partnerships	9,424,913	10,794,386	37,735,678	42,379,867
Consolidated JV partners’ share of depreciation	(135,226)	(144,429)	(539,430)	(539,645)
Amortization of leasing commissions and intangibles	4,323,860	3,760,999	15,678,543	14,017,847
(Gain) loss on sale of operating properties, including JV’s	(20,525,860)	(2,726,623)	(21,619,136)	(11,709,080)
Income deferrals under the Restricted Gain Method for GAAP	13,135,336	2,029,000	13,135,336	12,745,000
Noncontrolling interest of exchangeable partnership units	173,683	121,086	(216,392)	906,831

Funds From Operations (a)	$57,951,826	50,797,630	$85,758,363	263,847,637

Reconciliation of FFO to Recurring FFO

Funds from operations	$57,951,826	50,797,630	$85,758,363	263,847,637
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel gains, net of dead deal costs and tax	(1,337,018)	(950,213)	(2,316,335)	(24,328,250)
Provision for impairment	0	33,027,000	131,878,424	34,854,601
Provision for hedge ineffectiveness	3,294,246	0	3,294,246	0
Loss (gain) on early debt extinguishment	75,200	0	2,784,117	0
Restructuring charges	4,092,142	2,422,736	7,488,964	2,422,736
Transaction fees and promotes	(13,135,336)	(21,728,889)	(20,916,820)	(36,347,677)

Recurring Funds From Operations (a)	$50,941,060	63,568,264	$207,970,959	240,449,047

FFO Per Share Reconciliation (Diluted):
Net income (loss) attributable to common stockholders	$0.31	$0.20	$(0.74)	$1.66
Adjustments to reconcile to Funds from Operations per share:
Depreciation and amortization - consolidated real estate	0.32	0.33	1.27	1.28
Depreciation and amortization - unconsolidated partnerships	0.12	0.15	0.49	0.60
Consolidated JV partners’ share of depreciation	(0.00)	(0.00)	(0.01)	(0.01)
Amortization of leasing commissions and intangibles	0.05	0.05	0.20	0.20
(Gain) on sale of operating properties	(0.25)	(0.04)	(0.28)	(0.17)
Gain deferrals under the Restricted Gain Method	0.16	0.03	0.17	0.18

Funds From Operations	$0.71	$0.72	$1.10	$3.75

Reconciliation of FFO to Recurring FFO

Funds from operations	$0.71	$0.72	$1.10	$3.75
Adjustments to reconcile to Recurring Funds from Operations:
Development and outparcel gains, net of dead deal costs and tax	(0.02)	(0.01)	(0.03)	(0.35)
Provision for impairment loss	—	0.47	1.70	0.50
Provision for hedge ineffectiveness	0.04	—	0.04	—
Loss (gain) on early debt extinguishment	0.00	—	0.04	—
Restructuring charges	0.05	0.03	0.10	0.03
Transaction fees and promotes	(0.15)	(0.31)	(0.27)	(0.52)

Funds From Operations - Recurring	$0.63	0.90	$2.68	3.42

(a)	See the definition of Funds from Operations and Recurring Funds from Operations included on page 2 of this supplemental report.

Additional Disclosures

For the Periods Ended December 31, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008

Additional Disclosures:

Straight-line rental income, net of reserve	$1,518,770	1,356,287	$3,958,994	5,780,475
Above- and below- market rent amortization	474,187	515,295	1,867,420	2,376,197
Pro-rata share of JV straight-line rental income, net	438,668	462,263	745,913	1,146,073
Pro-rata share of JV above- and below- mkt rent amortization	536,124	662,877	2,271,137	2,793,291

Debt premium amortization income	$31,965	31,966	$127,863	216,948
FFO impairment losses including pro-rata share of JV’s	—	33,027,000	131,878,424	34,854,601
Hedge ineffectiveness charged against net income	3,294,246	—	3,294,246	—
Stock based compensation expense	1,014,362	(2,285,799)	6,242,247	4,777,661
Capitalized direct leasing compensation costs	3,003,171	2,647,383	12,012,684	13,132,845
Capitalized direct development compensation costs	90,859	(1,186,909)	6,501,057	27,825,268

Fees earned from 3rd parties as reported for GAAP	$8,028,394	27,873,127	$38,289,415	56,031,806
Fees earned from 3rd parties, excluding REG owned portion	6,905,591	26,525,851	33,827,046	50,662,921

Components of same property NOI (wholly owned and Regency’s pro-rata share of co-investment partnerships):
Revenues	$113,527,215	119,358,514	$460,261,296	473,672,239
Expenses	32,256,557	31,582,221	132,746,367	122,813,536

Same property NOI	$81,270,658	87,776,293	$327,514,929	350,858,703

Capital Expenditures (non-revenue enhancing only):

Leasing commissions - consolidated properties (a)	$2,710,440	1,851,543	$9,483,731	8,937,148
Tenant improvements - consolidated properties	1,337,650	988,035	4,336,606	4,175,902
Building improvements - consolidated properties	5,294,710	3,566,647	10,072,005	11,175,665

Pro-rata share of unconsolidated leasing commissions	$454,920	488,119	$1,801,677	1,635,746
Pro-rata share of unconsolidated tenant improvements	133,501	240,200	694,254	732,978
Pro-rata share of unconsolidated building improvements	820,198	1,483,292	1,897,319	3,134,997

(a)	2008 3rd Qtr and YTD commissions have been revised from the previuos year’s 3rd quarter supplemental report to reflect a rate change applied to all 2008 leasing transactions during the 4th quarter 2008. Full year 2008 amounts previously reported remain unchanged.

Consolidated Statements of Operations (GAAP Basis)

For the Periods Ended December 31, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Revenues:
Minimum rent	$85,937,847	83,731,088	$345,610,229	334,509,274
Percentage rent	2,342,088	2,547,673	3,584,531	4,258,498
Recoveries from tenants and other income	25,317,362	26,498,089	101,748,108	101,096,033
Management fees and commissions	8,028,394	27,873,129	38,289,415	56,031,807

Total revenues	121,625,691	140,649,979	489,232,283	495,895,612

Operating Expenses:
Depreciation and amortization	29,868,499	27,430,421	116,924,441	104,568,764
Operating and maintenance	18,465,823	15,277,860	66,060,901	59,139,964
General and administrative	16,808,386	12,724,904	54,135,929	49,495,068
Real estate taxes	11,374,835	12,154,607	53,822,741	48,511,896
Provision for doubtful accounts	1,199,343	1,122,509	8,791,305	1,170,058
Other operating expense	1,709,967	7,746,948	6,199,221	14,824,317

Total operating expenses	79,426,852	76,457,249	305,934,538	277,710,068

Other Expense (Income):
Interest expense, net of interest income	29,160,278	24,111,069	109,238,549	92,783,770
Loss (Gain) on sale of properties	(19,442,805)	(2,726,568)	(19,357,350)	(20,346,132)
Provision for impairment	—	29,642,000	97,519,184	31,469,601
Loss on early debt extinguishment	75,200	—	2,784,117	—
Loss on hedge ineffectiveness	3,294,246	—	3,294,246	—

Total other expense (income)	13,086,919	51,026,501	193,478,746	103,907,239

Income (loss) before equity in income (loss) of investments in real estate partnerships	29,111,919	13,166,229	(10,181,001)	114,278,305

Equity in income (loss) of investments in real estate partnerships	22,750	(282,210)	(26,372,748)	5,292,155

Income (loss) from continuing operations	29,134,669	12,884,019	(36,553,749)	119,570,460

Discontinued Operations, net:
Operating income from discontinued operations	376,079	(1,457,857)	(2,024,215)	4,570,024
Gain on sale of properties	1,930,029	8,668,574	5,834,960	17,380,912

Income from discontinued operations	2,306,108	7,210,717	3,810,745	21,950,936

Net income (loss)	31,440,777	20,094,736	(32,743,004)	141,521,396

Noncontrolling Interests:
Preferred units	(931,248)	(931,248)	(3,724,992)	(3,724,992)
Exchangeable operating partnership units	(173,683)	(121,086)	216,392	(906,831)
Limited partners’ interest in consolidated partnerships	(86,834)	(97,794)	(452,444)	(701,287)

Net income attributable to noncontrolling interests	(1,191,765)	(1,150,128)	(3,961,044)	(5,333,110)

Net income (loss) attributable to controlling interests	30,249,012	18,944,608	(36,704,048)	136,188,286

Preferred stock dividends	(4,918,791)	(4,918,791)	(19,675,164)	(19,675,164)

Net income (loss) attributable to common stockholders	$25,330,221	14,025,817	$(56,379,212)	116,513,122

These consolidated statement of operations should be read in conjunction with the Company’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt

December 31, 2009 and 2008

Total Debt Outstanding:	12/31/09	12/31/08

Mortgage loans payable:
Fixed rate secured loans	$398,820,411	235,151,262
Variable rate secured loans	5,595,579	5,129,602
Unsecured debt offering fixed rate	1,481,964,308	1,597,623,631
Unsecured credit facilities	—	297,666,667

Total	$1,886,380,298	2,135,571,162

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Public Debt	Total

2010	4,986,344	28,523,043	140,461,000	173,970,387
2011	4,836,849	12,268,015	193,486,000	210,590,864
2012	5,105,465	—	250,000,000	255,105,465
2013	4,978,597	16,348,753	—	21,327,350
2014	8,167,649	11,915,574	150,000,000	170,083,223
2015	3,136,469	46,250,768	350,000,000	399,387,237
2016	2,624,442	14,161,144	—	16,785,586
2017	1,883,140	75,510,745	400,000,000	477,393,885
2018	1,208,718	57,357,574	—	58,566,292
2019	—	106,000,000	—	106,000,000
>10 years	—	—	—	—
Net unamortized debt discount		(847,297)	(1,982,692)	(2,829,989)

	$36,927,674	367,488,316	1,481,964,308	1,886,380,298

Percentage of Total Debt:			12/31/09	12/31/08
Fixed			99.70%	85.83%
Variable			0.30%	14.17%

Current Average Interest Rates:(b)
Fixed			6.36%	6.40%
Variable			5.35%	2.86%
Effective Interest Rate			6.36%	5.90%

(b) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.

Average Maturity Date:
Fixed			November 11, 2014	March 9, 2014
Variable			March 15, 2014	January 30, 2011

Summary of Consolidated Debt

December 31, 2009 and 2008

Lender	Secured Property	Rate	Maturity	12/31/09	12/31/08
Fixed Rate Loans:
Debt Offering	Unsecured	7.750%	4/1/09	$—	50,000,000
Allstate Insurance Company of America	Ashford Perimeter	8.950%	8/1/09	—	3,088,657
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	4/1/10	9,698,306	9,841,760
Principal Global Investors	Anastasia Plaza	4.440%	5/1/10	4,480,000	—
Principal Global Investors	Shoppes @ 104	4.440%	5/1/10	7,000,000	—
Debt Offering	Unsecured	8.450%	9/1/10	130,445,364	149,955,051
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,231,192	5,386,880
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,377,814	2,448,581
Debt Offering	Unsecured	7.950%	1/15/11	173,461,417	219,937,658
Wachovia Securities	Market at Opitz Crossing	7.300%	3/1/11	11,517,074	11,709,916
Debt Offering	Unsecured	7.250%	12/12/11	19,975,017	19,962,519
Debt Offering	Unsecured	6.750%	1/15/12	249,923,348	249,886,556
PNC Bank	Gateway Shopping Center	7.110%	5/1/13	19,296,330	20,059,535
Allstate Insurance Company of America	North Hills	7.370%	1/1/14	—	5,085,252
TIAA	Northgate Square	5.640%	1/10/14	6,364,464	6,545,227
Debt Offering	Unsecured	4.950%	4/15/14	149,838,764	149,800,825
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	7/1/14	8,373,196	8,716,215
Aid Association of Lutherans	Murryhill Marketplace	5.220%	1/1/15	8,018,769	8,239,195
United of Omaha Life Insurance Co.	Fleming Island	7.400%	2/5/15	1,602,475	1,848,096
Escrow Bank, USA	Twin City Plaza	5.650%	4/6/15	43,085,017	43,647,216
Debt Offering	Unsecured	5.250%	8/1/15	349,725,002	349,675,010
Municipal Tax Bonds Payable	Friars Mission Center	7.600%	9/2/15	703,869	792,495
GMAC	Naples Walk	6.150%	8/11/16	17,251,452	17,620,993
Jefferson Pilot	Peartree Village	8.400%	6/1/17	9,926,759	10,307,134
Allianz Life Insurance Company of N. A.	4S Commons Town Center	6.000%	6/10/17	62,500,000	62,500,000
Debt Offering	Unsecured	5.875%	6/15/17	398,595,396	398,406,012
Metropolitan Life Insurance Company	Corkscrew Village	6.170%	8/1/17	9,096,183	9,290,502
TIAA	Westchase	5.520%	7/10/18	8,526,187	8,743,042
Guardian Life Insurance Company	Amerige Heights Town Center	6.130%	12/1/18	17,000,000	—
Guardian Life Insurance Company	El Cerrito Plaza	6.380%	12/1/18	41,618,622	—
Allianz Life Insurance Company of N. A.	Tassajara Crossing	7.750%	7/10/19	19,800,000	—
Allianz Life Insurance Company of N. A.	Plaza Hermosa	7.750%	7/10/19	13,800,000	—
Allianz Life Insurance Company of N. A.	Sequoia Station	7.750%	7/10/19	21,100,000	—
Allianz Life Insurance Company of N. A.	Mockingbird Common	7.750%	7/10/19	10,300,000	—
Allianz Life Insurance Company of N. A.	Sterling Ridge	7.750%	7/10/19	13,900,000	—
Allianz Life Insurance Company of N. A.	Frisco Prestonbrook	7.750%	7/10/19	6,800,000	—
Allianz Life Insurance Company of N. A.	Wellington Town Square	7.750%	7/10/19	12,800,000	—
Allianz Life Insurance Company of N. A.	Berkshire Commons	7.750%	7/10/19	7,500,000	—
Net unamortized discounts on assumed debt of acquired properties				(847,297)	(719,434)

Total Fixed Rate Debt				$1,880,784,719	1,832,774,893

Variable Rate Loans:
US Bank	Kroger New Albany Center	LIBOR + 3.80%	10/1/14	$4,603,603	5,129,602
Wells Fargo Bank	$600 Million Line of Credit	LIBOR + 0.55%	2/11/11	—	70,000,000
Wells Fargo Bank	Term Loan	LIBOR + 1.20%	2/11/11	—	227,666,667
PNC Bank	Seminole Shoppes	LIBOR + 3.00%	9/2/11	991,975	—

Total Variable Rate Debt				$5,595,579	302,796,269

Total				$1,886,380,298	2,135,571,162

Summary of Preferred Units and Stock

	Distribution Rate	Issuance Date	Callable Date	Exchangeable Date (1)	Par Value	Current Balance	Issuance Costs
Preferred Units:

Series D	7.45%	9/29/1999	9/29/2009	1/1/2014	$50,000,000	49,157,977	842,023

Preferred Stock:

Series 3	7.45%	4/3/2003	4/3/2008	N/A	$75,000,000	75,000,000	2,705,034
Series 4	7.25%	8/31/2004	8/31/2009	N/A	125,000,000	125,000,000	4,288,376
Series 5	6.70%	8/2/2005	8/2/2010	N/A	75,000,000	75,000,000	2,222,292

					$275,000,000	275,000,000	9,215,702

(1)	Preferred units are exchangeable only into preferred stock. Preferred stock is not exchangeable into common stock.

Acquisitions

December 31, 2009

		Property Name	Co-investment Partnership	City/State	Total GLA	Purchase Price	Regency’s Share	Yield	Anchor Tenant
Consolidated:
	None				0	$0	$0	0.00%

	Total				0	$0	$0	0.00%

Unconsolidated:

Acquisitions from 3rd Parties:
Jul-09	Publix / Regency JV Acquisition from MCW					$17,884,345	$8,942,173	9.31%
		- Lynn Haven Shopping Center		Lynn Haven, FL	63,871				Publix
		- Shoppes of Pebblebrooke		Naples, FL	76,767				Publix

	Total				140,638	$17,884,345	$8,942,173	9.31%

Regency Contributions:
Oct-09	USAA JV Portfolio Acquisition:		USAA JV			$133,865,000	$107,092,000	8.75%
		- Alden Bridge		Houston, TX	138,953				Kroger
		- Bethany Park Place		Allen, TX	98,906				Kroger
		- Blossom Valley		Moutain View, CA	93,316				Safeway
		- Dunwoody Hall		Atlanta, GA	89,351				Publix
		- Hasley Canyon		Valencia, CA	65,801				Ralph’s
		- Maynard Crossing		Cary, NC	122,782				Kroger
		- Shiloh Springs		Garland, TX	110,040				Kroger
		- Willa Springs		Winter Springs, FL	89,930				Publix

	Total				809,079	$133,865,000	$107,092,000	8.75%

	Total Acquisitions from 3rd Parties				140,638	$17,884,345	$8,942,173	9.31%

	Total Acquisitions including Regency Contributions				949,717	$151,749,345	$116,034,173	8.79%

	Publix / Regency JV - 50% each Publix and Regency USAA JV - Regency owns 20%

Operating Property Dispositions

December 31, 2009

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor Tenant

Consolidated:
Jul-09	Kingsdale		Columbus, OH	117,540	$20,200,000	$20,200,000	5.03%	Giant Eagle
Oct-09	USAA Joint Venture Portfolio Sale:	USAA			$133,865,000	$107,092,000	8.75%
	- Alden Bridge		Houston, TX	138,953				Kroger
	- Bethany Park Place		Allen, TX	98,906				Kroger
	- Blossom Valley		Moutain View, CA	93,316				Safeway
	- Dunwoody Hall		Atlanta, GA	89,351				Publix
	- Hasley Canyon		Valencia, CA	65,801				Ralph’s
	- Maynard Crossing		Cary, NC	122,782				Kroger
	- Shiloh Springs		Garland, TX	110,040				Kroger
	- Willa Springs		Winter Springs, FL	89,930				Publix

				926,619	$154,065,000	$127,292,000	8.16%

Unconsolidated:
Jan-09	Regency Village	Other	Orlando, FL	83,170	$13,750,000	$6,875,000	7.48%	Publix
Mar-09	Brookville Plaza	MCW	Lynchburg, VA	63,665	$7,800,000	$1,950,000	7.59%	Kroger

				146,835	$21,550,000	$8,825,000	7.50%

	Total Dispositions			1,073,454	$175,615,000	$136,117,000	8.12%

	USAA - Regency owns 20%
	MCW - Regency owns 25%
	Other - Regency owns 50%

Development Sales

December 31, 2009

Date	Property Name	Co-investment Partnership	City/State	GLA	Sales Price	Regency's Share of Sales Price	Regency's Average Cap Rate	Anchor Tenant

Sales to Co-investment Partnerships:

None				0	$0	$0	0.00%	—

				0	$0	$0	0.00%

Sales to Third Parties:
Jan-09 Lynnwood H-Mart			Lynnwood, WA	77,028	$14,900,000	$14,900,000	7.70%	H-Mart
Jul-09 Harding Place			Nashville, TN	4,848	$619,000	$619,000	10.00%	—
Nov-09 Kleinwood Center II			Houston, TX	45,000	$7,362,500	$7,362,500	10.08%	LA Fitness
Dec-09 Merrimack Shopping Center			Merrimack, NH	78,893	$9,760,000	$9,760,000	8.98%	Shaw’s
Dec-09 Hillsboro Center			Hillsboro, OR	76,483	$20,750,000	$20,750,000	9.70%	Sport's Authority/ Best Buy

				282,252	$53,391,500	$53,391,500	9.07%

Total Development Sales				282,252	$53,391,500	$53,391,500	9.07%

In-Process Developments

December 31, 2009

Project Name	State	CBSA	Anchor Tenant	Anchor Opens	Est. Net Dev Costs After Partner Participation	Est. Gross Costs	Est. Gross Costs to Complete(1)	Stabilized Yield	Completion Yield (2)	Completion Year Yield Qtr/Year	Company Owned GLA	Company Owned % Leased	Gross GLA	Gross % Leased
Shoppes at Fairhope Village	AL	Mobile	Publix	07/01/09	$16,148,932	$18,696,919	$809,364	7.72%	7.29%	Q2 – 2012	84,740	76%	84,740	76%
Applegate Ranch Shopping Center	CA	Merced	Home Depot, Target	08/01/08	38,050,832	61,343,336	2,635,931	4.79%	2.54%	Q2 – 2011	144,444	66%	464,136	89%
Golden Hills Promenade	CA	San Luis Obispo-Paso Robles	Lowe’s	11/01/09	35,914,730	41,060,255	5,062,802	4.04%	3.99%	Q4 – 2012	216,846	93%	216,846	93%
Indio Towne Center	CA	Riverside-San Bernardino-Ontario	WinCo Foods	09/01/08	41,464,726	68,790,015	1,431,581	5.36%	2.46%	Q4 – 2011	142,790	53%	392,611	83%
Jefferson Square	CA	Riverside-San Bernardino-Ontario	Fresh & Easy	12/01/10	9,361,110	12,730,551	710,930	3.85%	2.24%	Q3 – 2012	38,013	75%	38,013	75%
Paseo Del Sol	CA	Santa Barbara-Santa Maria-Goleta	Whole Foods	10/01/09	32,291,747	32,341,747	3,605,738	6.94%	6.94%	Q4 – 2012	54,778	64%	54,778	64%
Plaza Rio Vista	CA	Riverside-San Bernardino-Ontario	Stater Bros.	05/01/08	18,755,393	19,249,675	492,203	6.50%	3.47%	Q2 – 2011	79,519	64%	79,519	64%
Vine at Castaic	CA	Los Angeles-Long Beach- Santa Ana	NA	10/01/07	10,160,491	11,496,207	284,620	7.68%	3.34%	Q3 – 2010	30,236	63%	33,736	66%
Centerplace of Greeley III	CO	Greeley	Best Buy, Sports Authority	09/01/08	16,297,150	18,355,871	891,308	8.15%	6.29%	Q4 – 2011	94,090	77%	94,090	77%
Falcon Highlands Marketplace	CO	Colorado Springs	Wal-Mart	08/01/07	3,873,552	10,880,105	229,979	11.25%	7.16%	Q3 – 2010	22,491	66%	206,796	96%
NorthGate Village	CO	Greeley	King Soopers	11/01/10	5,563,062	14,001,741	8,962,075	10.13%	10.08%	Q4 – 2013	25,375	0%	145,911	83%
Shops at Quail Creek	CO	Boulder	King Soopers	05/01/09	7,392,432	16,304,592	1,337,287	11.11%	9.84%	Q2 – 2012	37,585	62%	137,429	89%
Caligo Crossing	FL	Miami-Fort Lauderdale- Miami Beach	Kohl’s	10/01/08	4,276,731	23,573,425	411,363	7.52%	7.52%	Q4 – 2011	10,762	75%	108,927	98%
First Street Village	FL	Cape Coral-Fort Myers	Publix	11/01/07	11,427,920	17,364,480	92,716	6.89%	5.32%	Q4 – 2010	54,926	89%	54,926	89%
Hibernia Pavilion	FL	Jacksonville	Publix	08/01/08	9,532,210	10,916,744	78,752	8.44%	7.43%	Q2 – 2011	51,298	93%	51,298	93%
Hibernia Plaza	FL	Jacksonville	Walgreens	11/01/07	1,540,708	5,964,817	122,956	9.35%	0.51%	Q4 – 2010	8,400	33%	23,220	76%
Nocatee Town Center	FL	Jacksonville	Publix	02/01/10	14,002,137	21,601,156	3,410,053	7.78%	7.74%	Q1 – 2013	69,679	86%	69,679	86%
Oakleaf Plaza	FL	Jacksonville	Publix	09/01/07	10,755,610	19,460,044	414,322	9.66%	5.05%	Q3 – 2010	73,717	79%	88,537	83%
Seminole Shoppes	FL	Jacksonville	Publix	08/01/10	13,453,532	15,942,282	8,900,618	9.31%	9.31%	Q3 – 2013	73,240	74%	73,240	74%
Suncoast Crossing Ph I	FL	Tampa-St. Petersburg-Clearwater	Kohl’s	10/01/08	8,821,323	12,697,950	647,356	7.04%	3.31%	Q4 – 2011	108,434	92%	108,434	92%
Suncoast Crossing Ph II	FL	Tampa-St. Petersburg-Clearwater	Target	08/01/09	7,029,962	14,280,403	1,233,899	3.39%	0.83%	Q3 – 2012	9,451	0%	151,649	94%
Airport Crossing	IN	Chicago-Naperville-Joliet	Kohl’s	10/01/07	2,680,816	6,782,477	95,477	6.38%	5.73%	Q1 – 2011	11,924	66%	101,835	96%
Walton Towne Center	KY	Cincinnati-Middletown	Kroger	11/01/08	6,288,359	12,979,249	351,686	7.88%	5.45%	Q4 – 2011	23,184	64%	139,616	94%
Shops at Saugus	MA	Boston-Cambridge-Quincy	PetSmart, La-Z-Boy	08/01/08	35,701,401	35,701,401	1,587,726	6.69%	6.44%	Q2 – 2011	97,404	91%	97,404	91%
Village at Lee Airport	MD	Baltimore-Towson	Giant	12/01/10	23,136,105	23,136,105	18,532,323	7.86%	7.85%	Q3 – 2013	107,063	75%	107,063	75%
State Street Crossing	MI	Ann Arbor	Wal-Mart	10/01/09	7,792,326	9,724,771	1,696,653	7.26%	3.80%	Q2 – 2011	21,049	60%	168,540	95%
Harris Crossing	NC	Raleigh-Cary	Harris Teeter	03/01/11	9,662,405	11,237,405	4,854,752	7.71%	7.67%	Q4 – 2012	65,367	84%	65,367	84%
Market at Colonnade	NC	Raleigh-Cary	Whole Foods	02/01/11	16,360,885	16,360,885	11,744,577	8.38%	8.38%	Q4 – 2013	57,000	70%	57,000	70%
Middle Creek Commons	NC	Raleigh-Cary	Lowes Foods	11/01/07	12,224,756	12,715,256	460,427	9.67%	7.79%	Q1 – 2010	73,634	81%	73,634	81%
Deer Springs Town Center	NV	Las Vegas-Paradise	Target, Home Depot	03/01/09	82,098,755	97,382,779	5,293,192	4.98%	3.63%	Q1 – 2012	339,474	78%	471,834	84%
Red Bank Village	OH	Cincinnati-Middletown	Wal-Mart	11/01/09	15,619,479	30,953,391	2,266,947	6.96%	4.65%	Q1 – 2011	174,315	91%	174,315	91%
Wadsworth Crossing	OH	Cleveland-Elyria-Mentor	Bed Bath & Beyond, Office Max	02/01/07	24,152,372	25,952,372	750,306	7.01%	4.98%	Q1 – 2010	108,173	89%	474,895	97%
Lower Nazareth Commons	PA	Allentown-Bethlehem-Easton	Target, Sport’s Authority	08/01/09	26,947,555	39,665,174	2,413,100	6.73%	6.73%	Q3 – 2012	80,122	76%	213,122	91%
Buckwalter Place	SC	Hilton Head Island-Beaufort	Publix	09/01/08	11,228,615	14,321,202	295,903	7.63%	6.27%	Q3 – 2011	59,601	88%	59,601	88%
Lebanon Center	TN	Nashville-Davidson-Murfreesboro	Publix	09/01/07	8,987,847	10,625,154	334,167	8.43%	5.73%	Q3 – 2010	63,800	87%	63,800	87%
Hickory Creek Plaza	TX	Dallas-Fort Worth-Arlington	Kroger	02/01/09	9,884,446	13,723,989	537,715	8.30%	5.87%	Q4 – 2011	28,134	47%	109,398	86%
Shops at Highland Village	TX	Dallas-Fort Worth-Arlington	AMC Theater, Barnes & Noble	10/01/07	101,867,400	101,867,400	6,263,672	7.79%	2.76%	Q2 – 2010	351,635	79%	351,635	79%
Waterside Marketplace	TX	Houston-Baytown-Sugar Land	Kroger	10/01/09	5,829,186	12,507,614	495,988	10.08%	10.08%	Q2 – 2012	24,858	93%	147,858	99%
Westwood Village	TX	Houston-Baytown-Sugar Land	Target, TJ Maxx, Ross	03/01/08	36,703,473	58,115,313	1,005,179	8.19%	6.00%	Q4 – 2010	183,424	85%	310,298	91%
Shops at Stonewall	VA	Washington-Arlington-Alexandria	Wegmans	11/01/08	48,003,101	49,308,762	750,775	8.84%	8.61%	Q2 – 2011	287,744	94%	287,744	94%
Total Consolidated					$801,283,571	$1,050,113,011	$101,496,419	7.04%	5.22%		3,588,719	79%	6,153,474	88%

Canopy Oak Center	FL	Ocala	Publix	09/01/08	17,199,989	19,346,329	532,254	9.94%	7.75%	Q3 – 2011	90,041	78%	90,041	78%
Shoppes at Bartram Park Phase III	FL	Jacksonville	Publix	10/01/04	2,184,206	5,050,116	475,241	12.77%	12.10%	Q1 – 2012	14,639	49%	33,639	78%
Total Unconsolidated					$19,384,195	$24,396,445	$1,007,495	10.26%	8.24%		104,680	74%	123,680	78%

Total					$820,667,766	$1,074,509,456	$102,503,914	7.12%	5.29%		3,693,399	79%	6,277,154	88%

Notes:

New starts for the quarter are in bold.

(1)	Construction in progress (CIP) balance and costs to date on in-process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The yield at earlier of 3 years from last company owned anchor open date or 4 years from sitework start date.
(3)	The NOI yield on costs above after allocating land basis for outparcel proceeds is estimated to be 6.57%.

Projected Development Funding, Completions and Land Held

December 31, 2009

In-Process Developments Projected Funding (1)

($ Thousands)

Q1 2010E	Q2 2010E	Q3 2010E	Q4 2010E	2011+E

$5,000 - $10,000	$1,000 - $5,000	$5,000 - $10,000	$1,000 - $5,000	$75,000 - $90,000

Estimated Development Completion Schedule

($ Thousands)

	Stabilized(2)	2010E	2011+E

Gross Dev. Costs:		$270,000 - $380,000	$690,000 - $810,000
Net Dev. Costs:	$425,146	$200,000 - $306,000	$515,000 - $600,000

Land Held for Future Development or Sale (3)

($ Thousands)

# of Projects	Net Development Costs To Date	Est. Net Dev Costs at Completion

20	$118,255	$225,000 - $275,000

(1)	Gross Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.
(2)	Development properties already stabilized but not yet sold.
(3)	Net development costs at completion subject to change as costs based on preliminary development plans only.

Development Completions

December 31, 2009

Completion Date	Property Name	State	Anchor Tenant	Anchor Opened	Est. Net Dev Costs After Partner Participation	Stabilized Yield	Completion Yield	Gross GLA	Gross % Leased

Consolidated:

Mar-09	Gateway 101	CA	Sports Authority, Nordstrom Rack	04/01/09	$32,525,037	8.57%	8.57%	92,110	100%
Jun-09	Corvallis Market Center	OR	Michaels, TJ Maxx	04/01/08	19,209,726	7.54%	7.54%	84,548	100%
Jun-09	Culpeper Colonnade Ph I & II	VA	Target, Martin's	03/01/07	24,944,082	7.72%	7.72%	267,032	98%
Jun-09	Highland Crossing	CA	LA Fitness	05/01/09	11,910,018	6.99%	6.99%	45,000	100%
Sep-09	Kulpsville Village Center	PA	Walgreens	10/23/09	6,862,581	6.32%	6.32%	14,820	100%
Dec-09	Orchards Phase II	WA	LA Fitness	10/01/06	15,805,136	8.22%	7.42%	77,478	90%

					$111,256,581	7.85%	7.73%	580,988	98%

Unconsolidated:
	None

	Total Development Completions				$111,256,581	7.85%	7.73%	580,988	98%

Note:	Development properties are considered complete at the earlier to occur of stabilization (95% leased and 90% costs funded), three years from the last company-owned anchor open date or four years from sitework start date.

Unconsolidated Investments

December 31, 2009

							Regency
Co-investment Partner and Abbreviation	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 12/31/09	Equity Pick-up

State of Oregon
(JV-C, JV-C2)	Various	30	3,580,940	$633,709,480	$316,382,083	Various	20.00%	$63,276,417	$39,549,356	$942,452
(JV-CCV)	Cameron Village	1	635,918	109,568,886	47,300,000	Wachovia	30.00%	14,190,000	18,284,686	(435,740)

		31	4,216,858	743,278,366	363,682,083

GRI and Macquarie CountryWide
(JV-GRI)	Various	86	10,641,172	2,198,495,599	1,491,639,844	Various	25.00%	372,909,961	154,349,638	(28,307,754)

Macquarie CountryWide
(JV-M, JV-MD)	Various	—	—	—	—	Various	25.00%	—	—	1,207,461
(JV-M3)	Various	4	376,174	65,074,638	44,070,000	Various	24.95%	10,995,465	351,445	150,340

		4	376,174	65,074,638	44,070,000

Macquarie CountryWide-DESCO
(JV-D)	Various	32	2,990,376	382,058,346	180,273,274	Various	16.35%	29,479,975	24,374,018	(883,473)

CalSTRS
(JV-RC)	Various	7	759,023	155,092,180	87,632,142	Various	25.00%	21,908,036	12,862,770	123,202

Regency Retail Partners
(JV-RRP)	Various	9	1,525,943	367,420,249	208,185,667	Various	20.00%	41,564,564	22,114,043	(463,924)

USAA
(JV-USAA)	Various	8	809,079	139,252,037	66,932,500	Aviva Life	20.01%	13,391,855	5,111,317	(5,950)

Publix
(JV-O)	Shoppes at Bartram Park	1	119,958	21,420,004	—	—	50.00%	—	10,714,877	201,997
(JV-O)	Valleydale Village	1	118,466	11,112,042	—	—	50.00%	—	5,219,022	215,231
(JV-O)	Various	2	140,638	25,692,291	—	—	50.00%	—	11,170,434	554,661
(JV-O)	Queensborough	1	82,333	4,483,378	—	—	50.00%	—	3,032,095	272,310
(JV-O)	Canopy Oak Center	1	90,041	18,506,834	—	—	50.00%	—	9,729,138	327,157

		6	551,436	81,214,549	—

H.E.B.
(JV-O)	Fairfield Town Center (1)	—	—	9,977,197	—	—	50.00%	—	5,140,055	(333,255)
(JV-O)	White Oak Marketplace (1)	—	—	11,907,671	—	—	50.00%	—	5,942,706	(98,963)
(JV-O)	Indian Springs Center	1	136,625	18,938,978	27,000,000	Wells Fargo	50.00%	13,500,000	(3,934,446)	297,258

		1	136,625	40,823,846	27,000,000

Individual Investors
(JV-O)	East San Marco (1)	—	—	12,471,538	8,512,132	Wachovia	50.00%	4,256,066	2,200,743	(135,758)

		184	22,006,686	$4,185,181,348	$2,477,927,642			$585,472,337	$326,211,897	$(26,372,748)

(1)	Land held for future development

Reconciliation of Equity of Regency Centers in Unconsoildated Partnerships to Regency Centers’ Investment in Real Estate Partnerships:

Equity of Regency Centers in Unconsolidated Partnerships	$375,075,768
ABP 18 Impairment recorded at Regency Centers	(6,000,000)
Ownership percentage or Restricted Gain Method deferral recorded at Regency Centers	(42,863,871)

Regency Centers’ Investment in Real Estate Partnerships	$326,211,897

Unconsolidated Balance Sheets

December 31, 2009 and December 31, 2008

	2009	2008
Assets
Real estate, at cost	$4,328,501,701	$4,900,704,326
Less: accumulated depreciation	486,480,914	451,361,729

	3,842,020,787	4,449,342,597
Properties in development	52,154,043	62,450,140

Net real estate investments	3,894,174,830	4,511,792,737

Cash and cash equivalents	40,957,706	46,539,233
Accounts receivable, net of allowance for uncollectible accounts	36,928,080	46,092,349
Straight line rent receivable, net of reserves	27,303,749	31,165,860
Deferred costs, less accumulated amortization	28,664,652	29,090,936
Acquired lease intangible assets, net	147,150,687	186,141,195
Other assets	3,899,697	4,917,488
Regency only assets (1)	6,101,947	6,990,392

Total assets	$4,185,181,348	$4,862,730,190

Liabilities and Equity
Liabilities:
Notes payable	$2,477,927,642	$2,792,450,317
Accounts payable and other liabilities	71,589,350	73,881,049
Tenants’ security and escrow deposits	8,422,049	9,933,028
Acquired lease intangible liabilities, net	87,008,903	97,145,502

Total liabilities	2,644,947,944	2,973,409,896

Equity:
Equity - Regency Centers	375,075,768	465,766,217
Equity - Third parties	1,165,157,636	1,423,554,077

Total equity	1,540,233,404	1,889,320,294

Total Liabilities and Equity	$4,185,181,348	$4,862,730,190

(1)	Capitalized development costs

Unconsolidated Balance Sheets - Regency’s Pro-Rata Share

December 31, 2009 and December 31, 2008

	2009	2008
Assets
Real estate, at cost	$1,022,896,181	$1,170,256,106
Less: accumulated depreciation	117,503,761	110,929,110

	905,392,420	1,059,326,996
Properties in development	21,875,458	23,955,320

Net real estate investments	927,267,878	1,083,282,316

Cash and cash equivalents	9,947,154	11,788,223
Accounts receivable, net of allowance for uncollectible accounts	8,788,044	11,224,303
Straight line rent receivable, net of reserves	6,675,060	7,707,457
Deferred costs, less accumulated amortization	6,954,873	7,171,047
Acquired lease intangible assets, net	32,253,561	41,626,827
Other assets	971,621	1,427,535
Regency only assets (1)	6,101,947	6,990,392

Total assets	$998,960,138	1,171,218,100

Liabilities and Equity
Liabilities:
Notes payable	$585,472,337	$664,060,344
Accounts payable and other liabilities	17,091,347	18,115,530
Tenants’ security and escrow deposits	2,098,233	2,494,202
Acquired lease intangible liabilities, net	19,222,453	20,781,807

Total liabilities	623,884,370	705,451,883

Equity:
Equity - Regency Centers	375,075,768	465,766,217

Total Liabilities and Equity	$998,960,138	$1,171,218,100

(1)	Capitalized development costs

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Unconsolidated Statenments of Operation

For the periods ended December 31, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Revenues:
Minimum rent	$84,595,781	95,013,327	$329,568,621	372,843,335
Percentage rent	1,613,219	2,335,696	3,712,963	5,124,601
Recoveries from tenants	24,062,525	27,651,248	95,131,072	107,452,852
Termination fees	157,112	354,617	1,557,035	2,378,449
Other income	937,292	939,098	4,080,130	3,447,220

Total revenues	111,365,929	126,293,986	434,049,821	491,246,457

Operating expenses:
Operating and maintenance	17,446,702	18,103,619	63,855,388	70,158,449
Real estate taxes	14,317,359	17,224,834	59,339,188	63,392,913
Provision for doubtful accounts	1,636,519	1,479,812	10,062,215	2,765,278
Other expenses	1,498,535	166,252	2,097,873	658,010

Total operating expenses	34,899,115	36,974,517	135,354,664	136,974,650

Net operating income	76,466,814	89,319,469	298,695,157	354,271,807

Other expense (income):
General and administrative	1,612,291	2,161,667	8,247,157	8,859,958
Depreciation and amortization expense	40,268,011	47,040,196	160,484,014	182,843,671
Interest expense, net	35,103,184	37,628,216	137,793,523	146,765,033
Loss (gain) on sale of real estate	1,729	(974,145)	(6,140,554)	(14,460,865)
Provision for impairment	—	—	104,415,989	—
Other expense	1,178	34,739	71,812	138,965

Total other expense	76,986,393	85,890,673	404,871,941	324,146,762

Net (loss) income	$(519,579)	3,428,796	$(106,176,784)	30,125,045

Unconsolidated Statements of Operations - Regency’s Pro-Rata Share

For the periods ended December 31, 2009 and 2008

	Three Months Ended		Year to Date
	2009	2008	2009	2008
Revenues:
Minimum rent	$20,133,617	22,757,904	$78,386,959	89,383,039
Percentage rent	377,314	559,258	899,933	1,247,800
Recoveries from tenants	5,694,312	6,598,758	22,474,699	25,570,774
Termination fees	37,698	90,809	378,627	567,093
Other income	222,683	246,861	1,059,679	861,468

Total revenues	26,465,624	30,253,590	103,199,897	117,630,174

Operating expenses:
Operating and maintenance	4,192,489	4,354,386	15,235,210	16,830,860
Real estate taxes	3,522,236	4,079,881	14,172,927	15,091,634
Provision for doubtful accounts	385,381	348,690	2,472,837	659,464
Other expenses	373,136	40,519	531,611	157,312

Total operating expenses	8,473,242	8,823,476	32,412,585	32,739,270

Net operating income	17,992,382	21,430,114	70,787,312	84,890,904

Other expense (income):
General and administrative	367,010	518,953	1,890,108	2,099,975
Depreciation and amortization expense	9,466,337	11,076,954	37,933,052	43,195,510
Interest expense, net	8,198,981	8,944,380	32,347,815	35,018,185
Loss (gain) on sale of real estate	432	(453,988)	(2,214,055)	(3,860,129)
Provision for impairment	—	—	26,054,103	—
Other expense	590	17,368	35,906	69,488

Total other expense	18,033,350	20,103,667	96,046,929	76,523,029

Net (loss) income before Regency only expense (income)	(40,968)	1,326,447	(25,259,617)	8,367,875

Regency only expense (income):
Accretion of excess investment	(75,108)	1,583,428	108,901	660,928
Depreciation of capitalized costs	11,390	25,229	67,012	98,882
Loss on sale of 100% costs	—	—	708,468	—
Brokerage fees	—	—	228,750	2,315,910

Total Regency only expense	(63,718)	1,608,657	1,113,131	3,075,720

Net (loss) income	$22,750	(282,210)	$(26,372,748)	5,292,155

Pro-rata financial information is not and is not intended to be a presentation in accordance with generally accepted accounting principles. However, management believes that providing such information is useful to investors in assessing the impact of its unconsolidated real estate partnership activities on the operations of the Company which include such items on a single line presentation under the equity method in the Company’s consolidated financial statements.

Summary of Unconsolidated Debt

December 31, 2009 and December 31, 2008

Total Debt Outstanding:	12/31/09	12/31/08
Mortgage loans payable:
Fixed rate secured loans	$2,403,835,297	2,624,585,346
Variable rate secured loans	47,234,600	65,684,006
Unsecured line of credit variable rate	26,857,745	102,180,965

Total	$2,477,927,642	2,792,450,317

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency’s Pro Rata Share
2010	$3,642,100	613,309,600	26,857,745	643,809,445	160,173,428
2011	3,577,898	448,787,414		452,365,312	112,036,916
2012	4,396,221	244,418,296		248,814,517	61,550,927
2013	4,226,242	32,447,164		36,673,406	8,982,163
2014	4,212,742	77,289,800		81,502,542	21,539,688
2015	3,782,816	300,133,803		303,916,619	65,754,928
2016	3,753,953	328,915,570		332,669,523	76,163,239
2017	3,055,375	190,646,500		193,701,875	40,533,460
2018	2,918,467	87,341,127		90,259,594	19,422,455
2019	2,070,613	65,964,224		68,034,837	14,408,851
>10 Years	9,973,465	10,873,679		20,847,144	3,875,855
Net unamortized debt premium		5,332,828		5,332,828	1,030,427

	$45,609,892	2,405,460,005	26,857,745	2,477,927,642	585,472,337

Percentage of Total Debt:	12/31/09	12/31/08
Fixed	97.01%	93.99%
Variable	2.99%	6.01%

Current Average Interest Rates:(1)
Fixed	5.60%	5.40%
Variable	2.18%	3.39%
Effective Interest Rate	5.50%	5.28%

(1) Interest rates are as of the quarter end and exclude the impact of deferred loan cost amortization.
Average Maturity Date:
Fixed	October 20, 2013	March 10, 2013
Variable	August 23, 2010	March 8, 2010

Summary of Unconsolidated Debt - Regency’s Pro-Rata Share
Mortgage Loans Payable:
Fixed rate secured loans	$565,738,498	627,503,907
Variable rate secured loans	11,808,650	10,741,258
Unsecured line of credit variable rate	7,925,189	25,815,179

Total	$585,472,337	664,060,344

Leasing Statistics - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2009

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2009	436	916,615	$18.34	$18.41	-0.4%	5.9	$2.15
3rd Quarter 2009	374	709,788	20.24	18.75	-7.4%	4.2	2.71
2nd Quarter 2009	359	676,775	19.75	20.52	-3.8%	4.7	1.63
1st Quarter 2009	329	646,044	19.69	19.52	0.9%	4.8	4.36

Total - 12 months	1,498	2,949,222	$19.05	$19.58	-2.7%	4.8	$2.63

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2009	137	220,196	$17.83	$21.88	-18.5%	6.6	$8.22
3rd Quarter 2009	125	190,806	19.77	23.98	-17.5%	5.7	9.40
2nd Quarter 2009	113	165,843	19.52	22.48	-13.1%	4.8	5.89
1st Quarter 2009	76	144,511	20.27	18.96	6.9%	7.3	18.31

Total - 12 months	451	721,356	$19.22	$21.99	-12.6%	5.8	$9.95

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2009	299	696,419	$18.50	$17.31	6.8%	5.7	$0.23
3rd Quarter 2009	249	518,982	18.37	18.86	-2.6%	3.6	0.25
2nd Quarter 2009	246	510,932	19.82	19.89	-0.4%	4.7	0.24
1st Quarter 2009	253	501,533	19.53	19.68	-0.8%	4.1	0.35

Total - 12 months	1,047	2,227,866	$19.00	$18.79	1.1%	4.5	$0.26

Notes:

Leasing statistics and rent growth are on a same space, cash basis

All amounts reported at execution

Leasing Statistics - Wholly Owned and 100% of Co-investment Partnerships

December 31, 2009

Total	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2009	436	1,437,365	$18.06	$18.23	-0.9%	5.4	$1.81
3rd Quarter 2009	374	1,225,365	16.59	17.69	-6.3%	4.5	1.99
2nd Quarter 2009	359	1,191,442	18.35	18.68	0.0%	4.8	1.63
1st Quarter 2009	329	1,064,008	19.45	19.32	0.7%	4.7	2.98

Total - 12 months	1,498	4,918,180	$18.06	$18.44	-2.0%	4.7	$2.00

New Leases	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2009	137	310,344	$17.98	$21.86	-17.8%	6.1	$7.24
3rd Quarter 2009	125	276,943	19.02	22.79	-16.6%	5.8	7.68
2nd Quarter 2009	113	250,991	21.28	21.96	-3.1%	5.1	7.12
1st Quarter 2009	76	233,888	19.64	18.89	4.0%	7.4	12.61

Total - 12 months	451	1,072,166	$19.38	$21.48	-9.7%	5.8	$8.23

Renewals	Leasing Transactions	Sq. Feet	Base Rent Per Sq. Ft.	Prior Rent Per Sq. Ft.	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements Per Sq. Ft.
4th Quarter 2009	299	1,127,021	$18.08	$17.23	4.9%	5.2	$0.31
3rd Quarter 2009	249	948,422	15.88	16.21	-2.0%	4.1	0.33
2nd Quarter 2009	246	940,451	17.57	17.80	-1.3%	4.7	0.16
1st Quarter 2009	253	830,120	19.40	19.45	-0.2%	4.0	0.27

Total - 12 months	1,047	3,846,014	$17.69	$17.59	0.6%	4.3	$0.27

Notes:

Leasing statistics and rent growth are on a same space, cash basis

All amounts reported at execution

Average Base Rent by State - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2009

State	Number of Properties	GLA	% of Total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	143,973	0.5%	73.2%	$1,435,478	0.3%	$13.61
Arizona	4	409,967	1.5%	90.1%	5,918,363	1.4%	16.09
California	71	6,138,295	21.8%	92.9%	123,719,084	30.2%	22.00
Colorado	20	1,352,645	4.8%	88.3%	15,902,200	3.9%	13.39
Connecticut	1	44,965	0.2%	100.0%	1,024,899	0.2%	22.79
Delaware	4	298,315	1.1%	92.4%	4,114,213	1.0%	14.93
District of Columbia	2	9,912	0.0%	100.0%	515,139	0.1%	51.97
Florida	56	4,742,848	16.9%	91.2%	53,080,046	12.9%	12.64
Georgia	19	1,466,931	5.2%	91.5%	21,117,192	5.1%	15.84
Illinois	23	916,270	3.3%	87.9%	9,782,149	2.4%	12.27
Indiana	6	102,266	0.4%	65.3%	1,239,042	0.3%	18.56
Kentucky	1	23,184	0.1%	63.7%	257,488	0.1%	17.43
Maryland	16	538,472	1.9%	90.1%	6,992,602	1.7%	17.54
Massachusetts	3	416,163	1.5%	93.5%	6,421,693	1.6%	17.11
Michigan	2	118,273	0.4%	85.8%	1,445,771	0.4%	14.24
Minnesota	3	120,985	0.4%	97.3%	1,493,876	0.4%	12.69
Missouri	23	370,404	1.3%	96.8%	3,231,251	0.8%	9.05
Nevada	2	432,990	1.5%	78.0%	3,157,996	0.8%	15.77
New Jersey	2	39,121	0.1%	95.2%	598,203	0.1%	16.06
North Carolina	15	1,191,093	4.2%	91.0%	13,877,759	3.4%	14.07
Ohio	15	1,815,683	6.5%	93.5%	18,727,004	4.6%	11.05
Oregon	8	682,336	2.4%	98.1%	10,929,979	2.7%	16.84
Pennsylvania	12	578,018	2.1%	90.7%	10,118,861	2.5%	19.73
South Carolina	6	163,584	0.6%	93.7%	2,016,528	0.5%	13.15
Tennessee	7	493,393	1.8%	91.4%	6,201,374	1.5%	13.76
Texas	35	3,333,187	11.9%	89.2%	50,742,559	12.4%	17.20
Virginia	29	1,515,895	5.4%	94.1%	24,684,250	6.0%	17.45
Washington	11	589,847	2.1%	94.3%	10,997,427	2.7%	19.77
Wisconsin	2	67,282	0.2%	97.7%	494,355	0.1%	7.52

Total All Properties	400	28,116,293	100.0%	91.4%	$410,236,781	100.0%	$16.38

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Average Base Rent by State - Wholly Owned and 100% of Co-investment Partnerships

December 31, 2009

State	Number of Properties	GLA	% of total GLA	% Leased(1)	Annualized Base Rent(2)	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	2	203,206	0.5%	72.0%	$1,911,996	0.3%	$13.06
Arizona	4	496,073	1.1%	89.4%	6,919,370	1.1%	15.66
California	71	8,743,529	19.4%	92.5%	171,313,574	26.4%	21.39
Colorado	20	2,070,251	4.6%	90.4%	23,923,895	3.7%	12.84
Connecticut	1	179,860	0.4%	100.0%	4,099,598	0.6%	22.79
Delaware	4	472,005	1.0%	91.0%	7,209,410	1.1%	16.79
District of Columbia	2	39,647	0.1%	100.0%	2,060,556	0.3%	51.97
Florida	56	5,432,000	12.1%	91.3%	62,341,182	9.6%	12.89
Georgia	19	1,661,612	3.7%	92.0%	23,538,421	3.6%	15.49
Illinois	23	2,769,037	6.2%	89.7%	29,829,508	4.6%	12.12
Indiana	6	273,253	0.6%	80.3%	3,587,915	0.6%	16.36
Kentucky	1	23,184	0.1%	63.7%	257,488	0.0%	17.43
Maryland	16	1,873,908	4.2%	92.8%	28,309,237	4.4%	17.33
Massachusetts	3	564,386	1.3%	95.2%	7,992,295	1.2%	15.26
Michigan	2	118,273	0.3%	85.8%	1,445,771	0.2%	14.24
Minnesota	3	483,938	1.1%	97.3%	5,975,503	0.9%	12.69
Missouri	23	2,265,466	5.0%	96.8%	19,763,005	3.0%	9.05
Nevada	2	432,990	1.0%	78.0%	3,157,996	0.5%	15.77
New Jersey	2	156,482	0.3%	95.2%	2,392,813	0.4%	16.06
North Carolina	15	2,073,487	4.6%	89.7%	25,179,157	3.9%	14.33
Ohio	15	2,245,341	5.0%	93.1%	23,980,534	3.7%	11.48
Oregon	8	752,162	1.7%	98.1%	11,772,549	1.8%	16.44
Pennsylvania	12	1,414,123	3.1%	92.4%	21,744,344	3.4%	16.82
South Carolina	6	360,718	0.8%	95.2%	4,303,087	0.7%	12.53
Tennessee	7	565,386	1.3%	91.8%	7,007,728	1.1%	13.56
Texas	35	4,358,457	9.7%	89.8%	65,211,921	10.1%	16.76
Virginia	29	3,635,546	8.1%	94.9%	63,559,479	9.8%	18.49
Washington	11	1,038,514	2.3%	95.4%	17,309,126	2.7%	17.47
Wisconsin	2	269,128	0.6%	97.7%	1,977,420	0.3%	7.52

Total All Properties	400	44,971,962	100.0%	92.1%	$648,074,875	100.0%	$15.92

(1)	% leased includes leases that are executed but not yet rent paying.
(2)	Annualized Base Rent does not include ground leases.

Portfolio Summary Report By Region

December 31, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Shoppes at Fairhope Village			AL	Mobile	2008	84,740	84,740	76.2%	76.2%			—	54,340	Publix	$14.86
Valleydale Village Shop Center	JV-O	50%	AL	Birmingham-Hoover	2003	118,466	59,233	69.1%	69.1%			—	44,271	Publix	$11.65
			AL			203,206	143,973	72.0%	73.2%	69.1%	69.1%	—	98,611
Anthem Marketplace			AZ	Phoenix-Mesa-Scottsdale	2000	113,292	113,292	91.8%	91.8%			—	55,256	Safeway	$18.27
Palm Valley Marketplace	JV-C	20%	AZ	Phoenix-Mesa-Scottsdale	1999	107,633	21,527	85.8%	85.8%			—	55,403	Safeway	$13.55
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	1996	239,438	239,438	90.1%	90.1%			—	—	Golf & Tennis Pro Shop, Inc.	$15.16
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	2000	35,710	35,710	87.7%	87.7%			—	—	—	$16.82
			AZ			496,073	409,967	89.4%	90.1%	89.4%	90.1%	—	110,659
4S Commons Town Center			CA	San Diego-Carlsbad-San Marcos	2004	240,060	240,060	96.6%	96.6%			—	68,000	Ralphs, Jimbo’s...Naturally!	$26.94
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	2000	96,680	96,680	98.0%	98.0%			142,600	57,560	Albertsons, (Target)	$25.08
Applegate Ranch Shopping Center			CA	Merced	2006	144,444	144,444	66.2%	66.2%			319,692	178,500	(Super Target), (Home Depot)	$14.47
Auburn Village	JV-GRI	25%	CA	Sacramento—Arden-Arcade—Roseville	1990	133,944	33,486	96.3%	96.3%			—	45,540	Bel Air Market	$18.34
Bayhill Shopping Center	JV-GRI	25%	CA	San Francisco-Oakland-Fremont	1990	121,846	30,462	100.0%	100.0%			—	32,110	Mollie Stone’s Market	$20.47
Blossom Valley	JV-USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	1990	93,316	18,663	93.8%	93.8%			—	34,208	Safeway	$23.98
Brea Marketplace	JV-GRI	25%	CA	Los Angeles-Long Beach-Santa Ana	1987	193,235	48,309	84.2%	84.2%			—	24,867	Sprout’s Markets	$25.74
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	2004	260,671	260,671	96.8%	96.8%			—	14,000	Fresh & Easy, Home Depot	$21.55
Clovis Commons			CA	Fresno	2004	174,990	174,990	98.4%	98.4%			145,653	145,653	(Super Target)	$20.38
Corral Hollow	JV-RC	25%	CA	Stockton	2000	167,184	41,796	98.7%	98.7%			—	65,715	Safeway, Orchard Supply & Hardware	$16.21
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	1988	178,623	178,623	92.2%	92.2%			—	40,000	Bristol Farms	$32.80
Diablo Plaza			CA	San Francisco-Oakland-Fremont	1982	63,265	63,265	96.7%	96.7%			53,000	53,000	(Safeway)	$33.93
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	1995	135,728	135,728	100.0%	100.0%			—	35,650	Von’s Food & Drug	$23.15
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	2000	256,035	256,035	98.0%	98.0%			66,700	77,888	(Lucky’s)	$24.96
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	1984	90,549	90,549	95.9%	95.9%			—	42,315	Von’s Food & Drug	$15.88
Encina Grande			CA	San Francisco-Oakland-Fremont	1965	102,413	102,413	95.8%	95.8%			—	22,500	Safeway	$19.50
Falcon Ridge Town Center Phase I	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2004	232,754	46,551	85.2%	85.2%			123,735	43,718	Stater Bros., (Target)	$17.33
Falcon Ridge Town Center Phase II	JV-RRP	20%	CA	Riverside-San Bernardino-Ontario	2005	66,864	13,373	100.0%	100.0%			—	—	24 Hour Fitness	$26.53
Five Points Shopping Center	JV-GRI	25%	CA	Santa Barbara-Santa Maria-Goleta	1960	144,553	36,138	100.0%	100.0%			—	35,305	Albertsons	$24.64
Folsom Prairie City Crossing			CA	Sacramento—Arden-Arcade—Roseville	1999	90,237	90,237	95.7%	95.7%			—	55,255	Safeway	$19.82
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	2004	98,752	98,752	92.7%	92.7%			—	44,054	Stater Bros.	$23.39
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	1989	146,898	146,898	98.6%	98.6%			—	55,303	Ralphs	$28.84
Gateway 101			CA	San Francisco-Oakland-Fremont	2008	92,110	92,110	100.0%	100.0%			212,485	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$31.14
Gelson’s Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	2002	84,975	84,975	90.8%	90.8%			—	37,500	Gelson’s Markets	$16.76
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	2006	216,846	216,846	92.7%	92.7%			—	—	Lowe’s	$5.31
Granada Village	JV-GRI	25%	CA	Los Angeles-Long Beach-Santa Ana	1965	224,649	56,162	68.9%	68.9%			—	—	—	$18.26
Hasley Canyon Village	JV-USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	2003	65,801	13,160	95.7%	95.7%			—	51,800	Ralphs	$21.94
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	1981	231,582	231,582	99.7%	99.7%			—	44,376	Ralphs	$26.62
Highland Crossing			CA	Riverside-San Bernardino-Ontario	2007	45,000	45,000	100.0%	100.0%			—	—	LA Fitness	$19.25
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	2006	142,790	142,790	53.4%	53.4%			235,834	93,696	(Home Depot), (WinCo)	$19.60
Jefferson Square			CA	Riverside-San Bernardino-Ontario	2007	38,013	38,013	74.7%	74.7%			—	13,969	Fresh & Easy	$13.81
Laguna Niguel Plaza	JV-GRI	25%	CA	Los Angeles-Long Beach-Santa Ana	1985	41,943	10,486	96.1%	96.1%			38,917	38,917	(Albertsons)	$25.59
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	1983	113,310	113,310	99.1%	99.1%			53,000	53,000	(Safeway)	$16.55
Marina Shores	JV-C2	20%	CA	Los Angeles-Long Beach-Santa Ana	2001	67,727	13,545	89.5%	89.5%			—	25,987	—	$29.94
Mariposa Shopping Center	JV-GRI	25%	CA	San Jose-Sunnyvale-Santa Clara	1957	126,658	31,665	100.0%	100.0%			—	42,896	Safeway	$17.75
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	1996	91,212	91,212	93.1%	93.1%			—	42,630	Stater Bros.	$22.41
Navajo Shopping Center	JV-GRI	25%	CA	San Diego-Carlsbad-San Marcos	1964	102,138	25,535	97.7%	97.7%			—	44,180	Albertsons	$12.82
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	1985	149,140	149,140	100.0%	100.0%			—	58,000	Albertsons	$19.94
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	1982	83,279	83,279	97.2%	97.2%			—	43,842	Albertsons	$16.20
Park Plaza Shopping Center	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1991	194,396	38,879	93.6%	93.6%			—	28,210	Henry’s Marketplace	$18.90
Paseo Del Sol			CA	Santa Barbara-Santa Maria-Goleta	2004	54,778	54,778	64.5%	64.5%			—	40,000	Whole Foods	$48.01
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	1984	94,940	94,940	100.0%	100.0%			—	36,800	Von’s Food & Drug	$20.63
Pleasant Hill Shopping Center	JV-GRI	25%	CA	San Francisco-Oakland-Fremont	1970	234,061	58,515	83.6%	83.6%			—	—	Target, Toys “R” Us	$22.37
Point Loma Plaza	JV-GRI	25%	CA	San Diego-Carlsbad-San Marcos	1987	212,415	53,104	96.3%	96.3%			—	50,000	Von’s Food & Drug	$17.66
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	1987	165,928	165,928	83.6%	83.6%			—	10,122	Trader Joe’s	$30.46
Raley’s Supermarket	JV-C2	20%	CA	Sacramento—Arden-Arcade—Roseville	1964	62,827	12,565	100.0%	100.0%			—	62,827	Raley’s	$5.41
Rancho San Diego Village	JV-GRI	25%	CA	San Diego-Carlsbad-San Marcos	1981	153,256	38,314	94.1%	94.1%			—	39,777	Von’s Food & Drug	$18.35
Rio Vista Town Center			CA	Riverside-San Bernardino-Ontario	2005	79,519	79,519	64.4%	64.4%			—	44,700	Stater Bros.	$16.60
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	1989	51,760	51,760	100.0%	100.0%			—	37,194	Superior Super Warehouse	$17.36
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	1982	50,432	50,432	100.0%	100.0%			38,250	38,250	(Safeway)	$28.51
Santa Ana Downtown Plaza			CA	Los Angeles-Long Beach-Santa Ana	1987	100,306	100,306	90.7%	90.7%			—	37,972	Food 4 Less	$18.77
Seal Beach	JV-C	20%	CA	Los Angeles-Long Beach-Santa Ana	1966	96,858	19,372	91.7%	91.7%			—	48,000	Von’s Food & Drug	$23.80
Sequoia Station			CA	San Francisco-Oakland-Fremont	1996	103,148	103,148	86.3%	86.3%			62,050	62,050	(Safeway)	$33.51
Silverado Plaza	JV-GRI	25%	CA	Napa	1974	84,916	21,229	100.0%	100.0%			—	31,833	Nob Hill	$14.59
Snell & Branham Plaza	JV-GRI	25%	CA	San Jose-Sunnyvale-Santa Clara	1988	99,350	24,838	98.3%	98.3%			—	52,550	Safeway	$16.37
Stanford Ranch Village	JV-GRI	25%	CA	Sacramento—Arden-Arcade—Roseville	1991	89,875	22,469	95.1%	95.1%			—	45,540	Bel Air Market	$16.08
Strawflower Village			CA	San Francisco-Oakland-Fremont	1985	78,827	78,827	94.4%	94.4%			—	33,753	Safeway	$19.31
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	1990	146,188	146,188	96.7%	96.7%			—	56,496	Safeway	$20.66

Portfolio Summary Report By Region

December 31, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Twin Oaks Shopping Center	JV-GRI	25%	CA	Los Angeles-Long Beach-Santa Ana	1978	98,399	24,600	100.0%	100.0%			—	40,775	Ralphs	$14.21
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	1988	198,139	198,139	95.5%	95.5%			—	44,686	Albertsons, Target	$17.38
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	2003	172,856	172,856	94.1%	94.1%			—	35,000	Whole Foods, Kohl’s	$22.82
Ventura Village			CA	Oxnard-Thousand Oaks-Ventura	1984	76,070	76,070	95.2%	95.2%			—	42,500	Von’s Food & Drug	$19.56
Vine at Castaic			CA	Los Angeles-Long Beach-Santa Ana	2005	30,236	30,236	62.6%	62.6%			—	—	—	$32.24
Vista Village Phase I	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	129,009	25,802	91.8%	91.8%			165,000	—	Krikorian Theaters, (Lowe’s)	$24.86
Vista Village Phase II	JV-RRP	20%	CA	San Diego-Carlsbad-San Marcos	2003	55,000	11,000	45.5%	45.5%			—	25,000	Sprout’s Markets	$16.00
Vista Village IV			CA	San Diego-Carlsbad-San Marcos	2006	11,000	11,000	100.0%	100.0%			—	—	—	$38.16
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	1996	88,104	88,104	98.0%	98.0%			—	24,712	Safeway	$15.11
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	1975	190,529	190,529	98.1%	98.1%			—	41,300	Von’s Food & Drug	$24.27
Westridge Village			CA	Los Angeles-Long Beach-Santa Ana	2003	92,287	92,287	100.0%	100.0%			—	50,782	Albertsons	$25.88
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	1992	107,614	107,614	100.0%	100.0%			—	77,648	El Super	$13.82
Woodside Central			CA	San Francisco-Oakland-Fremont	1993	80,591	80,591	100.0%	100.0%			113,000	—	(Target)	$20.81
Ygnacio Plaza	JV-GRI	25%	CA	San Francisco-Oakland-Fremont	1968	109,701	27,425	99.0%	99.0%			—	17,050	Fresh & Easy	$32.30
			CA			8,743,529	6,138,295	92.5%	92.9%	94.3%	95.7%	1,769,916	2,917,461
Applewood Shopping Center	JV-GRI	25%	CO	Denver-Aurora	1956	375,622	93,906	93.5%	93.5%			—	71,074	King Soopers, Wal-Mart	$9.34
Arapahoe Village	JV-GRI	25%	CO	Boulder	1957	159,237	39,809	94.2%	94.2%			—	43,500	Safeway	$16.27
Belleview Square			CO	Denver-Aurora	1978	117,335	117,335	100.0%	100.0%			—	65,104	King Soopers	$15.32
Boulevard Center			CO	Denver-Aurora	1986	88,512	88,512	76.7%	76.7%			52,700	52,700	(Safeway)	$23.02
Buckley Square			CO	Denver-Aurora	1978	116,147	116,147	91.4%	91.4%			—	62,400	King Soopers	$8.03
Centerplace of Greeley Phase III			CO	Greeley	2007	94,090	94,090	76.6%	76.6%			—	—	Sports Authority	$14.93
Cherrywood Square	JV-GRI	25%	CO	Denver-Aurora	1978	86,162	21,541	93.6%	93.6%			—	51,640	King Soopers	$10.51
Crossroads Commons	JV-C	20%	CO	Boulder	1986	143,444	28,689	96.8%	96.8%			—	39,247	Whole Foods	$17.57
Falcon Marketplace			CO	Colorado Springs	2005	22,491	22,491	65.8%	65.8%			184,305	50,000	(Wal-Mart Supercenter)	$23.67
Hilltop Village	JV-M3	25%	CO	Denver-Aurora	2003	100,030	25,008	93.7%	93.7%			—	66,000	King Soopers	$8.79
South Lowry Square			CO	Denver-Aurora	1993	119,916	119,916	87.7%	87.7%			—	62,600	Safeway	$12.31
Littleton Square			CO	Denver-Aurora	1997	94,222	94,222	91.2%	91.2%			—	49,751	King Soopers	$11.48
Lloyd King Center			CO	Denver-Aurora	1998	83,326	83,326	100.0%	100.0%			—	61,040	King Soopers	$11.42
Marketplace at Briargate			CO	Colorado Springs	2006	29,075	29,075	90.0%	90.0%			66,000	66,000	(King Soopers)	$27.48
Monument Jackson Creek			CO	Colorado Springs	1999	85,263	85,263	100.0%	100.0%			—	69,913	King Soopers	$10.77
NorthGate Village			CO	Greeley	2008	25,375	25,375	0.0%	0.0%			125,000	125,000	(King Soopers)	NA
Ralston Square Shopping Center	JV-GRI	25%	CO	Denver-Aurora	1977	82,750	20,688	96.1%	96.1%			—	55,311	King Soopers	$9.13
Shops at Quail Creek			CO	Denver-Aurora	2008	37,585	37,585	61.5%	61.5%			99,844	99,844	(King Soopers)	$24.20
Stroh Ranch			CO	Denver-Aurora	1998	93,436	93,436	97.0%	97.0%			—	69,719	King Soopers	$12.09
Woodmen Plaza			CO	Colorado Springs	1998	116,233	116,233	86.3%	86.3%			—	69,716	King Soopers	$13.31
			CO			2,070,251	1,352,645	90.4%	88.3%	93.2%	92.5%	527,849	1,230,559
Corbin’s Corner	JV-GRI	25%	CT	Hartford-West Hartford-East Hartford	1962	179,860	44,965	100.0%	100.0%			—	10,150	Trader Joe’s	$22.79
			CT			179,860	44,965	100.0%	100.0%	100.0%	100.0%	—	10,150
Shops at The Columbia	JV-RC	25%	DC	Washington-Arlington-Alexandria	2006	22,812	5,703	100.0%	100.0%			—	11,833	Trader Joe’s	$34.72
Spring Valley Shopping Center	JV-GRI	25%	DC	Washington-Arlington-Alexandria	1930	16,835	4,209	100.0%	100.0%			—	—	—	$75.35
			DC			39,647	9,912	100.0%	100.0%	100.0%	100.0%	—	11,833
First State Plaza	JV-GRI	25%	DE	Philadelphia-Camden-Wilmington	1988	164,779	41,195	86.8%	86.8%			—	57,319	Shop Rite	$20.40
Pike Creek			DE	Philadelphia-Camden-Wilmington	1981	229,510	229,510	93.0%	93.0%			—	49,069	Acme Markets, K-Mart	$12.78
Shoppes of Graylyn	JV-GRI	25%	DE	Philadelphia-Camden-Wilmington	1971	66,808	16,702	92.9%	92.9%			—	—	—	$19.50
White Oak - Dover, DE			DE	Dover	2000	10,908	10,908	100.0%	100.0%			—	—	—	$32.73
			DE			472,005	298,315	91.0%	92.4%	91.0%	92.4%	—	106,388
Anastasia Plaza			FL	Jacksonville	1988	102,342	102,342	95.0%	95.0%			—	48,555	Publix	$11.12
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	1974	102,876	102,876	92.2%	92.2%			—	35,908	Publix	$16.63
Beneva Village Shops			FL	Sarasota-Bradenton-Venice	1987	141,532	141,532	79.6%	79.6%			—	42,112	Publix	$11.07
Berkshire Commons			FL	Naples-Marco Island	1992	106,354	106,354	100.0%	100.0%			—	65,537	Publix	$12.28
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	1987	267,736	267,736	96.7%	96.7%			—	39,795	Publix, Wal-Mart, Bealls	$8.76
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1993	124,924	124,924	83.5%	83.5%			—	56,000	Winn-Dixie	$11.33
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	2007	10,762	10,762	74.9%	74.9%			98,165	—	(Kohl’s)	$35.85
Canopy Oak Center	JV-O	50%	FL	Ocala	2006	90,041	45,021	77.8%	77.8%			—	54,340	Publix	$17.57
Carriage Gate			FL	Tallahassee	1978	76,784	76,784	91.4%	91.4%			—	—	—	$12.65
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1986	155,603	155,603	97.7%	97.7%			—	54,420	Publix	$17.45
Corkscrew Village			FL	Cape Coral-Fort Myers	1997	82,011	82,011	91.9%	91.9%			—	51,420	Publix	$11.97
Courtyard Shopping Center			FL	Jacksonville	1987	137,256	137,256	100.0%	100.0%			62,771	62,771	(Publix), Target	$3.17
East Port Plaza			FL	Port St. Lucie-Fort Pierce	1991	113,281	113,281	90.4%	90.4%			—	42,112	Publix	$11.06
East Towne Center			FL	Orlando	2003	69,841	69,841	92.0%	92.0%			—	44,840	Publix	$13.68
First Street Village			FL	Cape Coral-Fort Myers	2006	54,926	54,926	89.4%	89.4%			—	39,393	Publix	$16.24
Five Corners Plaza	JV-RC	25%	FL	Miami-Fort Lauderdale-Miami Beach	2001	44,647	11,162	88.1%	88.1%			—	27,887	Publix	$13.71
Fleming Island			FL	Jacksonville	2000	136,663	136,663	63.9%	63.9%			129,807	47,955	Publix, (Target)	$13.79
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	1991	90,258	90,258	98.6%	98.6%			—	42,112	Publix	$14.85
Grande Oak			FL	Cape Coral-Fort Myers	2000	78,784	78,784	100.0%	100.0%			—	54,379	Publix	$14.55
Hibernia Pavilion			FL	Jacksonville	2006	51,298	51,298	92.5%	92.5%			—	39,203	Publix	$17.01
Hibernia Plaza			FL	Jacksonville	2006	8,400	8,400	33.3%	33.3%			—	—	—	$12.00
Horton’s Corner			FL	Jacksonville	2007	14,820	14,820	100.0%	100.0%			—	—	—	$25.71

Portfolio Summary Report By Region

December 31, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Island Crossing	JV-C2	20%	FL	Port St. Lucie-Fort Pierce	1996	58,456	11,691	100.0%	100.0%			—	47,955	Publix	$10.05
John’s Creek Center	JV-C2	20%	FL	Jacksonville	2004	75,101	15,020	100.0%	100.0%			—	44,840	Publix	$12.77
Julington Village	JV-C	20%	FL	Jacksonville	1999	81,820	16,364	100.0%	100.0%			—	51,420	Publix	$14.25
Kings Crossing Sun City			FL	Tampa-St. Petersburg-Clearwater	1999	75,020	75,020	98.4%	98.4%			—	51,420	Publix	$11.88
Lynnhaven	JV-O	50%	FL	Panama City-Lynn Haven	2001	63,871	31,936	100.0%	100.0%			—	44,271	Publix	$11.78
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	1983	90,296	90,296	33.2%	33.2%			—	—	—	$22.94
Martin Downs Village Center			FL	Port St. Lucie-Fort Pierce	1985	112,666	112,666	87.3%	87.3%			—	—	—	$15.25
Martin Downs Village Shoppes			FL	Port St. Lucie-Fort Pierce	1998	48,937	48,937	87.1%	87.1%			—	—	—	$17.84
Millhopper Shopping Center			FL	Gainesville	1974	84,065	84,065	100.0%	100.0%			—	37,244	Publix	$10.26
Naples Walk Shopping Center			FL	Naples-Marco Island	1999	125,390	125,390	91.7%	91.7%			—	51,420	Publix	$15.94
Newberry Square			FL	Gainesville	1986	180,524	180,524	95.6%	95.6%			—	39,795	Publix, K-Mart	$7.59
Nocatee Town Center			FL	Jacksonville	2007	69,679	69,679	86.0%	86.0%			—	54,340	Publix	NA
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	1995	75,495	75,495	100.0%	100.0%			—	47,955	Publix	$12.63
Oakleaf Commons			FL	Jacksonville	2006	73,717	73,717	79.1%	79.1%			—	45,600	Publix	$14.20
Old St Augustine Plaza			FL	Jacksonville	1990	232,459	232,459	99.1%	99.1%			—	51,832	Publix, Burlington Coat Factory, Hobby Lobby	$7.64
Pebblebrook Plaza	JV-O	50%	FL	Naples-Marco Island	2000	76,767	38,384	100.0%	100.0%			—	61,166	Publix	$12.89
Pine Tree Plaza			FL	Jacksonville	1999	63,387	63,387	98.4%	98.4%			—	37,866	Publix	$12.29
Plantation Plaza	JV-C2	20%	FL	Jacksonville	2004	77,747	15,549	98.2%	98.2%			—	44,840	Publix	$16.12
Regency Square			FL	Tampa-St. Petersburg-Clearwater	1986	349,848	349,848	93.1%	93.1%			66,000	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$13.90
Seminole Shoppes			FL	Jacksonville	2009	73,240	73,240	74.2%	74.2%			—	54,340	Publix	$19.17
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	1990	108,192	108,192	97.4%	97.4%			—	46,368	Winn-Dixie	$13.45
Shoppes at Bartram Park	JV-O	50%	FL	Jacksonville	2004	105,319	52,660	95.3%	95.3%			97,000	44,840	Publix, (Kohl’s)	$16.80
Shoppes at Bartram Park Phase II	JV-O	50%	FL	Jacksonville	2008	14,639	7,320	49.3%	49.3%			—	—	—	$21.15
Shops at John’s Creek			FL	Jacksonville	2004	15,490	15,490	72.6%	72.6%			—	—	—	$20.11
Starke			FL	None	2000	12,739	12,739	100.0%	100.0%			—	—	—	$23.83
Suncoast Crossing Phase I			FL	Tampa-St. Petersburg-Clearwater	2007	108,434	108,434	91.9%	91.9%			—	—	Kohl’s	$4.13
Suncoast Crossing Phase II			FL	Tampa-St. Petersburg-Clearwater	2008	9,451	9,451	0.0%	0.0%			143,055	—	(Target)	NA
Town Center at Martin Downs			FL	Port St. Lucie-Fort Pierce	1996	64,546	64,546	100.0%	100.0%			—	56,146	Publix	$12.80
Town Square			FL	Tampa-St. Petersburg-Clearwater	1999	44,380	44,380	100.0%	100.0%			—	—	—	$26.81
Village Center			FL	Tampa-St. Petersburg-Clearwater	1993	181,110	181,110	96.5%	96.5%			—	36,434	Publix	$12.83
Village Commons Shopping Center	JV-GRI	25%	FL	Miami-Fort Lauderdale-Miami Beach	1986	169,053	42,263	80.6%	80.6%			—	39,975	Publix	$16.84
Vineyard Shopping Center	JV-M3	25%	FL	Tallahassee	2002	62,821	15,705	88.9%	88.9%			—	44,271	Publix	$11.02
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	1982	109,949	109,949	93.1%	93.1%			—	46,779	Publix	$10.25
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	1982	107,325	107,325	98.9%	98.9%			—	44,840	Publix	$18.86
Westchase			FL	Tampa-St. Petersburg-Clearwater	1998	78,998	78,998	95.2%	95.2%			—	51,420	Publix	$12.91
Willa Springs	JV-USAA	20%	FL	Orlando	2000	89,930	17,986	98.3%	98.3%			—	44,271	Publix	$15.93
			FL			5,432,000	4,742,848	91.3%	91.2%	92.6%	92.3%	596,798	2,070,387
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	1993	53,449	53,449	78.3%	78.3%			—	—	—	$19.23
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	1962	39,204	39,204	100.0%	100.0%			—	—	—	$16.79
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	1990	187,156	187,156	88.3%	88.3%			—	43,454	Publix	$14.57
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	1984	48,338	48,338	97.7%	97.7%			—	—	—	$15.44
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	1979	71,474	71,474	99.9%	99.9%			—	40,852	Kroger	$12.74
Chapel Hill Centre			GA	Atlanta-Sandy Springs-Marietta	2005	66,970	66,970	96.4%	96.4%			88,713	—	(Kohl’s), Hobby Lobby	$11.45
Cromwell Square			GA	Atlanta-Sandy Springs-Marietta	1990	70,282	70,282	91.5%	91.5%			—	—	—	$10.68
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	1991	100,539	100,539	84.3%	84.3%			—	45,044	Publix	$15.73
Dunwoody Hall	JV-USAA	20%	GA	Atlanta-Sandy Springs-Marietta	1986	89,351	17,870	100.0%	100.0%			—	44,271	Publix	$14.63
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	1975	120,598	120,598	89.8%	89.8%			—	18,400	Fresh Market	$17.06
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	1984	97,990	97,990	87.7%	87.7%			—	31,000	Publix	$16.31
King Plaza	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1998	81,432	16,286	94.3%	94.3%			—	51,420	Publix	$12.50
Loehmanns Plaza Georgia			GA	Atlanta-Sandy Springs-Marietta	1986	137,139	137,139	96.5%	96.5%			—	—	—	$18.23
Lost Mountain Crossing	JV-C2	20%	GA	Atlanta-Sandy Springs-Marietta	1994	72,568	14,514	91.5%	91.5%			—	47,814	Publix	$11.44
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	1987	61,697	61,697	100.0%	100.0%			—	—	—	$29.58
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	1987	95,703	95,703	93.4%	93.4%			—	—	—	$21.93
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	1994	78,896	78,896	100.0%	100.0%			—	47,955	Publix	$10.62
Rivermont Station			GA	Atlanta-Sandy Springs-Marietta	1996	90,267	90,267	78.0%	78.0%			—	58,261	Kroger	$15.61
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	1995	98,559	98,559	91.8%	91.8%			—	63,296	Kroger	$11.48
			GA			1,661,612	1,466,931	92.0%	91.5%	92.0%	91.5%	88,713	491,767
Baker Hill Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1998	135,355	27,071	94.6%	94.6%			—	72,397	Dominick’s	$14.29
Brentwood Commons	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1962	125,585	31,396	91.8%	91.8%			—	64,762	Dominick’s	$12.01
Carbondale Center	JV-D	16.35%	IL	Carbondale	1997	59,726	9,765	100.0%	100.0%			—	56,726	Schnucks	$10.18
Civic Center Plaza	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1989	264,973	66,243	98.0%	98.0%			—	87,135	Super H Mart, Home Depot	$10.72
Champaign Commons	JV-D	16.35%	IL	Champaign-Urbana	1990	88,105	14,405	90.7%	90.7%			—	72,326	Schnucks	$8.57
Country Club Plaza	JV-D	16.35%	IL	St. Louis	2001	86,867	14,203	98.4%	98.4%			—	54,554	Schnucks	$7.10
Deer Grove Center	JV-C	20%	IL	Chicago-Naperville-Joliet	1996	236,173	47,235	73.4%	73.4%			117,000	65,816	Dominick’s, (Target)	$13.50
Frankfort Crossing Shpg Ctr			IL	Chicago-Naperville-Joliet	1992	114,534	114,534	91.8%	91.8%			—	64,937	Jewel / OSCO	$12.12
Geneva Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1997	123,182	24,636	98.8%	98.8%			—	72,385	Dominick’s	$13.98

Portfolio Summary Report By Region

December 31, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Granite City	JV-D	16.35%	IL	St. Louis	2004	46,237	7,560	100.0%	100.0%			—	46,237	Schnucks	$8.28
Hinsdale			IL	Chicago-Naperville-Joliet	1986	178,960	178,960	81.0%	81.0%			—	69,540	Dominick’s	$13.16
McHenry Commons Shopping Center	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1988	100,526	25,132	16.6%	16.6%			—	—	—	$16.41
Montvale Commons	JV-D	16.35%	IL	Springfield	1996	73,937	12,089	98.1%	98.1%			—	62,447	Schnucks	$10.54
Oaks Shopping Center	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1983	135,005	33,751	87.3%	87.3%			—	63,863	Dominick’s	$14.71
Riverside Sq & River’s Edge	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1986	169,435	42,359	98.6%	98.6%			—	74,495	Dominick’s	$14.55
Riverview Plaza	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1981	139,256	34,814	97.7%	97.7%			—	50,094	Dominick’s	$11.02
Shorewood Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	2001	87,705	17,541	96.5%	96.5%			—	65,977	Dominick’s	$14.58
Shorewood Crossing II	JV-C2	20%	IL	Chicago-Naperville-Joliet	2005	86,276	17,255	98.1%	98.1%			—	—	—	$13.40
Stearns Crossing	JV-C	20%	IL	Chicago-Naperville-Joliet	1999	96,613	19,323	92.6%	92.6%			—	65,613	Dominick’s	$13.68
Stonebrook Plaza Shopping Center	JV-GRI	25%	IL	Chicago-Naperville-Joliet	1984	95,825	23,956	100.0%	100.0%			—	63,000	Dominick’s	$11.34
Swansea Plaza	JV-D	16.35%	IL	St. Louis	1988	118,892	19,439	97.1%	97.1%			—	70,017	Schnucks	$10.10
Urbana Crossing	JV-D	16.35%	IL	Champaign-Urbana	1997	85,196	13,930	96.7%	96.7%			—	62,105	Schnucks	$11.14
Westbrook Commons			IL	Chicago-Naperville-Joliet	1984	120,674	120,674	85.2%	85.2%			—	51,304	Dominick’s	$11.33
			IL			2,769,037	916,270	89.7%	87.9%	89.7%	87.9%	117,000	1,355,730
Airport Crossing			IN	Chicago-Naperville-Joliet	2006	11,924	11,924	66.4%	66.4%			89,911	—	(Kohl’s)	$16.81
Augusta Center			IN	Chicago-Naperville-Joliet	2006	14,532	14,532	55.5%	55.5%			213,988	213,988	(Menards)	$28.67
Evansville West Center	JV-D	16.35%	IN	Evansville	1989	79,885	13,061	91.9%	91.9%			—	62,273	Schnucks	$8.50
Greenwood Springs			IN	Indianapolis	2004	28,028	28,028	29.9%	29.9%			265,798	50,000	(Gander Mountain), (Wal-Mart Supercenter)	$19.50
Willow Lake Shopping Center	JV-GRI	25%	IN	Indianapolis	1987	85,923	21,481	79.8%	79.8%			64,000	64,000	(Kroger)	$18.72
Willow Lake West Shopping Center	JV-GRI	25%	IN	Indianapolis	2001	52,961	13,240	100.0%	100.0%			—	10,028	Trader Joe’s	$21.75
			IN			273,253	102,266	80.3%	65.3%	80.9%	65.1%	633,697	400,289
Walton Towne Center			KY	Cincinnati-Middletown	2007	23,184	23,184	63.7%	63.7%			116,432	116,432	(Kroger)	$17.43
			KY			23,184	23,184	63.7%	63.7%	NA	NA	116,432	116,432
Shops at Saugus			MA	Boston-Cambridge-Quincy	2006	97,404	97,404	91.3%	91.3%			—	11,000	Trader Joe’s	$25.26
Speedway Plaza	JV-C2	20%	MA	Worcester	1988	185,279	37,056	100.0%	100.0%			—	59,970	Stop & Shop, BJ’s Warehouse	$10.60
Twin City Plaza			MA	Boston-Cambridge-Quincy	2004	281,703	281,703	93.4%	93.4%			—	62,500	Shaw’s, Marshall’s	$15.70
			MA			564,386	416,163	95.2%	93.5%	96.0%	94.2%	—	133,470
Bowie Plaza	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1966	104,037	26,009	80.8%	80.8%			—	21,750	Giant Food	$19.42
Clinton Park	JV-C	20%	MD	Washington-Arlington-Alexandria	2003	206,050	41,210	95.3%	95.3%			49,000	43,000	Giant Food, Sears, (Toys “R” Us)	$8.63
Cloppers Mill Village	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1995	137,035	34,259	95.5%	95.5%			—	70,057	Shoppers Food Warehouse	$17.79
Elkridge Corners	JV-GRI	25%	MD	Baltimore-Towson	1990	73,529	18,382	100.0%	100.0%			—	39,571	Super Fresh	$14.75
Festival at Woodholme	JV-GRI	25%	MD	Baltimore-Towson	1986	81,028	20,257	88.1%	88.1%			—	10,370	Trader Joe’s	$33.92
Firstfield Shopping Center	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1978	22,328	5,582	93.3%	93.3%			—	—	—	$36.05
Goshen Plaza	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1987	45,654	11,414	84.6%	84.6%			—	—	—	$19.73
King Farm Village Center	JV-RC	25%	MD	Washington-Arlington-Alexandria	2001	118,326	29,582	96.4%	96.4%			—	53,754	Safeway	$25.03
Lee Airport			MD	Baltimore-Towson	2005	107,063	107,063	75.4%	75.4%			75,000	70,260	Giant Food, (Sunrise)	NA
Mitchellville Plaza	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1991	156,125	39,031	90.1%	90.1%			—	45,100	Food Lion	$22.22
Parkville Shopping Center	JV-GRI	25%	MD	Baltimore-Towson	1961	162,435	40,609	96.7%	96.7%			—	41,223	Super Fresh	$12.50
Southside Marketplace	JV-GRI	25%	MD	Baltimore-Towson	1990	125,146	31,287	95.6%	95.6%			—	44,264	Shoppers Food Warehouse	$15.44
Takoma Park	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1960	106,469	26,617	99.5%	99.5%			—	63,643	Shoppers Food Warehouse	$10.36
Valley Centre	JV-GRI	25%	MD	Baltimore-Towson	1987	247,837	61,959	95.8%	95.8%			—	—	—	$14.99
Watkins Park Plaza	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1985	113,443	28,361	94.9%	94.9%			—	43,205	Safeway	$19.05
Woodmoor Shopping Center	JV-GRI	25%	MD	Washington-Arlington-Alexandria	1954	67,403	16,851	88.5%	88.5%			—	—	—	$24.73
			MD			1,873,908	538,472	92.8%	90.1%	93.8%	93.8%	124,000	546,197
Fenton Marketplace			MI	Flint	1999	97,224	97,224	91.4%	91.4%			—	53,739	Farmer Jack	$12.96
State Street Crossing			MI	Ann Arbor	2006	21,049	21,049	60.0%	60.0%			147,491	—	(Wal-Mart)	$23.24
			MI			118,273	118,273	85.8%	85.8%	91.4%	91.4%	147,491	53,739
Affton Plaza	JV-D	16.35%	MO	St. Louis	2000	67,760	11,079	100.0%	100.0%			—	61,218	Schnucks	$6.04
Bellerive Plaza	JV-D	16.35%	MO	St. Louis	2000	115,252	18,844	93.3%	93.3%			—	67,985	Schnucks	$9.60
Brentwood Plaza	JV-D	16.35%	MO	St. Louis	2002	60,452	9,884	96.5%	96.5%			—	51,800	Schnucks	$9.66
Bridgeton	JV-D	16.35%	MO	St. Louis	2005	70,762	11,570	100.0%	100.0%			129,802	63,482	Schnucks, (Home Depot)	$11.86
Butler Hill Centre	JV-D	16.35%	MO	St. Louis	1987	90,889	14,860	98.5%	98.5%			—	63,304	Schnucks	$10.58
Capital Crossing	JV-D	16.35%	MO	Jefferson City	2002	85,149	13,922	98.6%	98.6%			—	63,111	Schnucks	$11.15
City Plaza	JV-D	16.35%	MO	St. Louis	1998	80,149	13,104	94.9%	94.9%			—	62,348	Schnucks	$9.10
Crestwood Commons	JV-D	16.35%	MO	St. Louis	1994	67,285	11,001	100.0%	100.0%			132,463	67,285	Schnucks, (Best Buy), (Gordman’s)	$11.79
Dardenne Crossing	JV-D	16.35%	MO	St. Louis	1996	67,430	11,025	100.0%	100.0%			—	63,333	Schnucks	$10.96
Dorsett Village	JV-D	16.35%	MO	St. Louis	1998	104,217	17,039	100.0%	100.0%			35,090	59,483	Schnucks, (Orlando Gardens Banquet Center)	$11.78
Kirkwood Commons	JV-D	16.35%	MO	St. Louis	2000	467,703	76,469	100.0%	100.0%			258,000	—	Wal-Mart, (Target), (Lowe’s)	$4.22
Lake St. Louis	JV-D	16.35%	MO	St. Louis	2004	75,643	12,368	98.1%	98.1%			—	63,187	Schnucks	$12.69
O’Fallon Centre	JV-D	16.35%	MO	St. Louis	1984	71,300	11,658	87.5%	87.5%			—	55,050	Schnucks	$8.09
Plaza 94	JV-D	16.35%	MO	St. Louis	2005	66,555	10,882	95.4%	95.4%			—	52,844	Schnucks	$9.58
Richardson Crossing	JV-D	16.35%	MO	St. Louis	2000	82,994	13,570	97.1%	97.1%			—	61,494	Schnucks	$12.09
Shackelford Center	JV-D	16.35%	MO	St. Louis	2006	49,635	8,115	97.4%	97.4%			—	45,960	Schnucks	$7.43
Sierra Vista Plaza	JV-D	16.35%	MO	St. Louis	1993	74,666	12,208	98.4%	98.4%			—	56,201	Schnucks	$10.09
Twin Oaks	JV-D	16.35%	MO	St. Louis	2006	71,682	11,720	98.3%	98.3%			—	63,482	Schnucks	$12.06
University City Square	JV-D	16.35%	MO	St. Louis	1997	79,230	12,954	100.0%	100.0%			—	61,600	Schnucks	$9.18
Washington Crossing	JV-D	16.35%	MO	St. Louis	1999	117,626	19,232	95.1%	95.1%			—	56,250	Schnucks	$10.87

Portfolio Summary Report By Region

December 31, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Wentzville Commons	JV-D	16.35%	MO	St. Louis	2000	74,205	12,133	98.1%	98.1%			106,086	61,860	Schnucks, (Home Depot)	$11.06
Wildwood Crossing	JV-D	16.35%	MO	St. Louis	1997	108,200	17,691	79.5%	79.5%			—	61,500	Schnucks	$12.01
Zumbehl Commons	JV-D	16.35%	MO	St. Louis	1990	116,682	19,078	94.2%	94.2%			—	74,672	Schnucks	$8.67
			MO			2,265,466	370,404	96.8%	96.8%	96.8%	96.8%	661,441	1,337,449
Apple Valley Square	JV-RC	25%	MN	Minneapolis-St. Paul-Bloomington	1998	184,841	46,210	98.8%	98.8%			87,437	61,736	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$10.98
Colonial Square	JV-GRI	25%	MN	Minneapolis-St. Paul-Bloomington	1959	93,200	23,300	98.3%	98.3%			—	43,978	Lund’s	$16.65
Rockford Road Plaza	JV-GRI	25%	MN	Minneapolis-St. Paul-Bloomington	1991	205,897	51,474	95.5%	95.5%			—	65,608	Rainbow Foods	$12.44
			MN			483,938	120,985	97.3%	97.3%	97.3%	97.3%	87,437	171,322
Cameron Village	JV-CCV	30%	NC	Raleigh-Cary	1949	635,918	190,775	84.5%	84.5%			—	79,830	Harris Teeter, Fresh Market	$15.70
Carmel Commons			NC	Charlotte-Gastonia-Concord	1979	132,651	132,651	99.1%	99.1%			—	14,300	Fresh Market	$16.22
Cochran Commons	JV-C2	20%	NC	Charlotte-Gastonia-Concord	2003	66,020	13,204	91.6%	91.6%			—	41,500	Harris Teeter	$14.77
Colonnade Center			NC	Raleigh-Cary	2009	57,000	57,000	70.2%	70.2%			—	40,000	Whole Foods	NA
Fuquay Crossing	JV-RC	25%	NC	Raleigh-Cary	2002	124,774	31,194	97.1%	97.1%			—	46,478	Kroger	$9.99
Garner Towne Square			NC	Raleigh-Cary	1998	221,776	221,776	95.8%	95.8%			273,000	57,590	Kroger, (Home Depot), (Target)	$12.57
Glenwood Village			NC	Raleigh-Cary	1983	42,864	42,864	100.0%	100.0%			—	27,764	Harris Teeter	$13.71
Harris Crossing			NC	Raleigh-Cary	2007	65,367	65,367	83.9%	83.9%			—	53,365	Harris Teeter	NA
Lake Pine Plaza			NC	Raleigh-Cary	1997	87,690	87,690	88.0%	88.0%			—	57,590	Kroger	$11.13
Maynard Crossing	JV-USAA	20%	NC	Raleigh-Cary	1997	122,782	24,556	95.3%	95.3%			—	55,973	Kroger	$15.02
Middle Creek Commons			NC	Raleigh-Cary	2006	73,634	73,634	81.3%	81.3%			—	49,495	Lowes Foods	$15.19
Shoppes of Kildaire	JV-GRI	25%	NC	Raleigh-Cary	1986	148,204	37,051	92.4%	92.4%			—	18,613	Trader Joe’s	$14.86
Southpoint Crossing			NC	Durham	1998	103,128	103,128	97.8%	97.8%			—	59,160	Kroger	$15.85
Sutton Square	JV-C2	20%	NC	Raleigh-Cary	1985	101,846	20,369	79.0%	79.0%			—	24,167	Fresh Market	$14.49
Woodcroft Shopping Center			NC	Durham	1984	89,833	89,833	97.0%	97.0%			—	40,832	Food Lion	$12.11
			NC			2,073,487	1,191,093	89.7%	91.0%	90.8%	93.4%	273,000	666,657
Plaza Square	JV-GRI	25%	NJ	New York-Northern New Jersey-Long Island	1990	103,842	25,961	96.1%	96.1%			—	60,000	Shop Rite	$21.41
Haddon Commons	JV-GRI	25%	NJ	Philadelphia-Camden-Wilmington	1985	52,640	13,160	93.4%	93.4%			—	34,240	Acme Markets	$5.19
			NJ			156,482	39,121	95.2%	95.2%	95.2%	95.2%	—	94,240
Anthem Highlands Shopping Center			NV	Las Vegas-Paradise	2004	93,516	93,516	79.2%	79.2%			—	53,963	Albertsons	$13.39
Deer Springs Town Center			NV	Las Vegas-Paradise	2007	339,474	339,474	77.6%	77.6%			132,360	—	(Target), Home Depot, Toys “R” Us	$17.17
			NV			432,990	432,990	78.0%	78.0%	79.2%	79.2%	132,360	53,963
Beckett Commons			OH	Cincinnati-Middletown	1995	121,498	121,498	100.0%	100.0%			—	70,815	Kroger	$10.11
Cherry Grove			OH	Cincinnati-Middletown	1997	195,513	195,513	95.5%	95.5%			—	66,336	Kroger	$9.89
East Pointe			OH	Columbus	1993	86,503	86,503	100.0%	100.0%			—	59,120	Kroger	$10.87
Hyde Park			OH	Cincinnati-Middletown	1995	396,861	396,861	96.5%	96.5%			—	169,267	Kroger, Biggs	$13.55
Indian Springs Market Center	JV-RRP	20%	OH	Cincinnati-Middletown	2005	146,116	29,223	100.0%	100.0%			203,000	—	Kohl’s, (Wal-Mart Supercenter)	$5.09
Kroger New Albany Center			OH	Columbus	1999	93,285	93,285	96.6%	96.6%			—	63,805	Kroger	$11.18
Maxtown Road (Northgate)			OH	Columbus	1996	85,100	85,100	98.4%	98.4%			90,000	62,000	Kroger, (Home Depot)	$10.72
Park Place Shopping Center			OH	Columbus	1988	106,832	106,832	61.2%	61.2%			—	—	—	$9.45
Red Bank Village			OH	Cincinnati-Middletown	2006	174,315	174,315	91.0%	91.0%			—	—	Wal-Mart	$5.66
Regency Commons			OH	Cincinnati-Middletown	2004	30,770	30,770	80.5%	80.5%			—	—	—	$23.61
Shoppes at Mason			OH	Cincinnati-Middletown	1997	80,800	80,800	96.5%	96.5%			—	56,800	Kroger	$10.15
Sycamore Crossing & Sycamore Plaza	JV-RRP	20%	OH	Cincinnati-Middletown	1966	390,957	78,191	88.4%	88.4%			—	25,723	Fresh Market, Macy’s Furniture Gallery, Toys ’R Us, Dick’s Sporting Goods	$16.85
Wadsworth Crossing			OH	Cleveland-Elyria-Mentor	2005	108,173	108,173	88.7%	88.7%			336,263	—	(Kohl’s), (Lowe’s), (Target)	$14.35
Westchester Plaza			OH	Cincinnati-Middletown	1988	88,181	88,181	98.4%	98.4%			—	66,523	Kroger	$9.98
Windmiller Plaza Phase I			OH	Columbus	1997	140,437	140,437	98.5%	98.5%			—	101,428	Kroger	$8.69
			OH			2,245,341	1,815,683	93.1%	93.5%	93.6%	94.1%	629,263	741,817
Corvallis Market Center			OR	Corvallis	2006	84,549	84,549	100.0%	100.0%			—	12,017	Trader Joe’s	$16.53
Greenway Town Center	JV-GRI	25%	OR	Portland-Vancouver-Beaverton	1979	93,101	23,275	98.1%	98.1%			—	37,500	Lamb’s Thriftway	$12.61
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	1988	148,967	148,967	97.6%	97.6%			—	41,132	Safeway	$14.04
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	1999	87,966	87,966	98.4%	98.4%			—	55,227	Safeway	$10.95
Sherwood Market Center			OR	Portland-Vancouver-Beaverton	1995	124,259	124,259	98.6%	98.6%			—	49,793	Albertsons	$17.81
Sunnyside 205			OR	Portland-Vancouver-Beaverton	1988	52,710	52,710	88.3%	88.3%			—	—	—	$22.27
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	2006	71,000	71,000	100.0%	100.0%			—	56,500	Whole Foods	$25.38
Walker Center			OR	Portland-Vancouver-Beaverton	1987	89,610	89,610	100.0%	100.0%			—	—	Sports Authority	$17.19
			OR			752,162	682,336	98.1%	98.1%	98.1%	98.1%	—	252,169
Allen Street Shopping Center	JV-GRI	25%	PA	Allentown-Bethlehem-Easton	1958	46,228	11,557	96.7%	96.7%			—	22,075	Ahart Market	$13.41
City Avenue Shopping Center	JV-GRI	25%	PA	Philadelphia-Camden-Wilmington	1960	159,094	39,774	95.6%	95.6%			—	—	—	$17.06
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	1960	219,337	219,337	92.4%	92.4%			—	11,100	Trader Joe’s	$24.16
Hershey			PA	Harrisburg-Carlisle	2000	6,000	6,000	100.0%	100.0%			—	—	—	$27.64
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	2006	14,820	14,820	100.0%	100.0%			—	—	—	$30.36
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	2007	80,122	80,122	75.5%	75.5%			133,000	—	(Target), Sports Authority	$20.89
Mayfair Shopping Center	JV-GRI	25%	PA	Philadelphia-Camden-Wilmington	1988	112,276	28,069	89.7%	89.7%			—	25,673	Shop ’N Bag	$15.76

Portfolio Summary Report By Region

December 31, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Mercer Square Shopping Center	JV-GRI	25%	PA	Philadelphia-Camden-Wilmington	1988	91,400	22,850	92.1%	92.1%			—	50,708	Genuardi’s	$19.23
Newtown Square Shopping Center	JV-GRI	25%	PA	Philadelphia-Camden-Wilmington	1970	146,893	36,723	88.8%	88.8%			—	56,226	Acme Markets	$14.63
Silver Spring Square	JV-RRP	20%	PA	Harrisburg-Carlisle	2005	314,449	62,890	95.9%	95.9%			139,377	130,000	Wegmans, (Target)	$14.85
Stefko Boulevard Shopping Center	JV-GRI	25%	PA	Allentown-Bethlehem-Easton	1976	133,824	33,456	90.2%	90.2%			—	73,000	Valley Farm Market	$7.17
Warwick Square Shopping Center	JV-GRI	25%	PA	Philadelphia-Camden-Wilmington	1999	89,680	22,420	98.0%	98.0%			—	50,658	Genuardi’s	$17.98
			PA			1,414,123	578,018	92.4%	90.7%	93.4%	93.2%	272,377	419,440
Buckwalter Village			SC	Hilton Head Island-Beaufort	2006	59,601	59,601	88.3%	88.3%			—	45,600	Publix	$13.33
Merchants Village	JV-GRI	25%	SC	Charleston-North Charleston	1997	79,724	19,931	97.0%	97.0%			—	37,888	Publix	$13.40
Murray Landing	JV-M3	25%	SC	Columbia	2003	64,359	16,090	97.8%	97.8%			—	44,840	Publix	$12.39
Orangeburg			SC	Charleston-North Charleston	2006	14,820	14,820	100.0%	100.0%			—	—	—	$23.01
Queensborough Shopping Center	JV-O	50%	SC	Charleston-North Charleston	1993	82,333	41,167	95.9%	95.9%			—	65,796	Publix	$9.77
Surfside Beach Commons	JV-C2	20%	SC	Myrtle Beach-Conway-North Myrtle Beach	1999	59,881	11,976	94.7%	94.7%			—	46,624	Bi-Lo	$11.88
			SC			360,718	163,584	95.2%	93.7%	96.5%	96.8%	—	240,748
Collierville Crossing	JV-D	16.35%	TN	Memphis	2004	86,065	14,072	94.8%	94.8%			125,500	63,193	Schnucks, (Target)	$12.17
Dickson Tn			TN	Nashville-Davidson—Murfreesboro	1998	10,908	10,908	100.0%	100.0%			—	—	—	$20.35
Harpeth Village Fieldstone			TN	Nashville-Davidson—Murfreesboro	1998	70,091	70,091	100.0%	100.0%			—	55,377	Publix	$13.54
Lebanon Center			TN	Nashville-Davidson—Murfreesboro	2006	63,800	63,800	86.8%	86.8%			—	45,600	Publix	$12.25
Nashboro Village			TN	Nashville-Davidson—Murfreesboro	1998	86,811	86,811	95.2%	95.2%			—	61,224	Kroger	$10.51
Northlake Village			TN	Nashville-Davidson—Murfreesboro	1988	137,807	137,807	80.6%	80.6%			—	64,537	Kroger	$12.78
Peartree Village			TN	Nashville-Davidson—Murfreesboro	1997	109,904	109,904	97.9%	97.9%			—	60,647	Harris Teeter	$17.72
			TN			565,386	493,393	91.8%	91.4%	92.5%	92.1%	125,500	350,578
Alden Bridge	JV-USAA	20%	TX	Houston-Baytown-Sugar Land	1998	138,953	27,791	91.1%	91.1%			—	67,768	Kroger	$16.78
Atascocita Center			TX	Houston-Baytown-Sugar Land	2003	97,240	97,240	94.3%	94.3%			—	65,740	Kroger	$9.80
Bethany Park Place	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	98,906	19,781	96.6%	96.6%			—	83,214	Kroger	$11.15
Cochran’s Crossing			TX	Houston-Baytown-Sugar Land	1994	138,192	138,192	97.1%	97.1%			—	63,449	Kroger	$16.24
Cooper Street			TX	Dallas-Fort Worth-Arlington	1992	133,196	133,196	91.5%	91.5%			102,950	—	(Home Depot)	$10.25
Fort Bend Center			TX	Houston-Baytown-Sugar Land	2000	30,164	30,164	92.1%	92.1%			67,106	67,106	(Kroger)	$16.86
Hancock			TX	Austin-Round Rock	1998	410,438	410,438	96.0%	96.0%			—	90,217	H.E.B., Sears	$12.74
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	2006	28,134	28,134	47.2%	47.2%			81,264	81,264	(Kroger)	$22.87
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	1991	14,530	14,530	100.0%	100.0%			—	—	—	$33.89
Highland Village			TX	Dallas-Fort Worth-Arlington	2005	351,635	351,635	79.2%	79.2%			—	—	AMC Theater	$25.53
Indian Springs Center	JV-O	50%	TX	Houston-Baytown-Sugar Land	2003	136,625	68,313	98.9%	98.9%			—	79,000	H.E.B.	$18.88
Keller Town Center			TX	Dallas-Fort Worth-Arlington	1999	114,937	114,937	95.2%	95.2%			—	63,631	Tom Thumb	$14.32
Kleinwood Center	JV-M3	25%	TX	Houston-Baytown-Sugar Land	2003	148,964	37,241	79.7%	79.7%			—	80,925	H.E.B.	$16.13
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	2002	56,674	56,674	91.8%	91.8%			62,804	62,804	(Albertsons)	$22.54
Main Street Center	JV-GRI	25%	TX	Dallas-Fort Worth-Arlington	2002	42,754	10,689	59.3%	59.3%			62,322	62,322	(Albertsons)	$20.03
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	1990	96,353	96,353	100.0%	100.0%			—	64,228	Tom Thumb	$17.95
Market at Round Rock			TX	Austin-Round Rock	1987	122,646	122,646	57.7%	57.7%			—	29,523	Sprout’s Markets	$16.44
Memorial Collection Shopping Center	JV-GRI	25%	TX	Houston-Baytown-Sugar Land	1974	103,330	25,833	97.5%	97.5%			—	53,993	Randall’s Food	$14.65
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	1987	120,321	120,321	100.0%	100.0%			—	48,525	Tom Thumb	$14.65
North Hills			TX	Austin-Round Rock	1995	144,020	144,020	95.1%	95.1%			—	60,465	H.E.B.	$20.11
Panther Creek			TX	Houston-Baytown-Sugar Land	1994	165,560	165,560	92.1%	92.1%			—	65,800	Randall’s Food	$16.48
Preston Park			TX	Dallas-Fort Worth-Arlington	1985	239,333	239,333	92.9%	92.9%			—	53,118	Tom Thumb	$24.61
Prestonbrook			TX	Dallas-Fort Worth-Arlington	1998	91,537	91,537	95.3%	95.3%			—	63,636	Kroger	$13.36
Prestonwood Park			TX	Dallas-Fort Worth-Arlington	1999	101,167	101,167	51.4%	51.4%			62,322	62,322	(Albertsons)	$21.15
Rockwall Town Center			TX	Dallas-Fort Worth-Arlington	2004	46,095	46,095	94.6%	94.6%			73,770	57,017	(Kroger)	$22.94
Shiloh Springs	JV-USAA	20%	TX	Dallas-Fort Worth-Arlington	1998	110,040	22,008	91.2%	91.2%			—	60,932	Kroger	$14.12
Signature Plaza			TX	Dallas-Fort Worth-Arlington	2004	32,414	32,414	68.8%	68.8%			61,962	61,962	(Kroger)	$21.22
Sterling Ridge			TX	Houston-Baytown-Sugar Land	2000	128,643	128,643	100.0%	100.0%			—	63,373	Kroger	$17.73
Sweetwater Plaza	JV-C	20%	TX	Houston-Baytown-Sugar Land	2000	134,045	26,809	96.6%	96.6%			—	65,241	Kroger	$16.19
Trophy Club			TX	Dallas-Fort Worth-Arlington	1999	106,507	106,507	88.6%	88.6%			—	63,654	Tom Thumb	$13.03
Waterside Marketplace			TX	Houston-Baytown-Sugar Land	2007	24,858	24,858	92.5%	92.5%			102,984	102,984	(Kroger)	$22.82
Weslayan Plaza East	JV-GRI	25%	TX	Houston-Baytown-Sugar Land	1969	169,693	42,423	94.8%	94.8%			—	—	—	$13.26
Weslayan Plaza West	JV-GRI	25%	TX	Houston-Baytown-Sugar Land	1969	185,964	46,491	98.8%	98.8%			—	51,960	Randall’s Food	$16.62
Westwood Village			TX	Houston-Baytown-Sugar Land	2006	183,424	183,424	85.3%	85.3%			126,874	—	(Target)	$15.47
Woodway Collection	JV-GRI	25%	TX	Houston-Baytown-Sugar Land	1974	111,165	27,791	85.1%	85.1%			—	56,596	Randall’s Food	$14.63
			TX			4,358,457	3,333,187	89.8%	89.2%	91.3%	91.1%	804,358	1,952,769
601 King Street	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1980	8,349	2,087	73.7%	73.7%			—	—	—	$46.70
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	2000	91,905	91,905	95.7%	95.7%			—	48,999	Giant Food	$21.10
Ashburn Farm Village Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1996	88,897	22,224	89.3%	89.3%			—	57,030	Shoppers Food Warehouse	$13.23
Braemar Shopping Center	JV-RC	25%	VA	Washington-Arlington-Alexandria	2004	96,439	24,110	94.8%	94.8%			—	57,860	Safeway	$17.02
Centre Ridge Marketplace	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1996	104,100	26,025	94.5%	94.5%			—	55,138	Shoppers Food Warehouse	$16.00
Cheshire Station			VA	Washington-Arlington-Alexandria	2000	97,156	97,156	100.0%	100.0%			—	55,163	Safeway	$16.70
Culpeper Colonnade			VA	Culpeper	2006	62,114	62,114	93.8%	93.8%			127,307	68,421	Martin’s, (Target)	$16.23
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	1955	78,711	78,711	78.2%	78.2%			—	—	—	$13.25
Festival at Manchester Lakes	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1990	165,130	41,283	97.9%	97.9%			—	65,000	Shoppers Food Warehouse	$22.39

Portfolio Summary Report By Region

December 31, 2009

						JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share	JVs at 100%	REG’s pro-rata share
Property Name	JV	REG’s Ownership %	State	CBSA	Last Renovation or Dev	GLA	GLA	% Leased	% Leased	– Operating	– Operating	Anchor- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Average Base Rent/ Sq. Ft(2)
Fortuna Center Plaza	JV-RRP	20%	VA	Washington-Arlington-Alexandria	2004	90,131	18,026	100.0%	100.0%			123,735	66,870	Shoppers Food Warehouse, (Target)	$14.14
Fox Mill Shopping Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1977	103,269	25,817	96.1%	96.1%			—	49,837	Giant Food	$20.48
Gayton Crossing	JV-GRI	25%	VA	Richmond	1983	156,917	39,229	97.1%	97.1%			—	38,408	Ukrop’s	$13.09
Greenbriar Town Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1972	340,006	85,002	97.6%	97.6%			—	62,319	Giant Food	$21.61
Hanover Village Shopping Center	JV-GRI	25%	VA	Richmond	1971	93,147	23,287	72.2%	72.2%			—	—	—	$9.74
Hollymead Town Center	JV-C2	20%	VA	Charlottesville	2004	153,739	30,748	97.0%	97.0%			142,500	60,607	Harris Teeter, (Target)	$19.74
Kamp Washington Shopping Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1960	71,825	17,956	95.8%	95.8%			—	—	—	$32.77
Kings Park Shopping Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1966	74,702	18,676	95.6%	95.6%			—	28,161	Giant Food	$23.34
Lorton Station Marketplace	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	132,445	26,489	97.3%	97.3%			—	63,000	Shoppers Food Warehouse	$18.89
Lorton Town Center	JV-C2	20%	VA	Washington-Arlington-Alexandria	2005	51,807	10,361	88.5%	88.5%			—	—	—	$28.36
Market at Opitz Crossing			VA	Washington-Arlington-Alexandria	2003	149,791	149,791	91.4%	91.4%			—	51,922	Safeway	$14.35
Saratoga Shopping Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1977	113,013	28,253	97.8%	97.8%			—	55,713	Giant Food	$16.20
Shops at County Center			VA	Washington-Arlington-Alexandria	2005	96,695	96,695	96.9%	96.9%			—	52,409	Harris Teeter	$20.13
Signal Hill	JV-C2	20%	VA	Washington-Arlington-Alexandria	2004	95,172	19,034	97.5%	97.5%			—	67,470	Shoppers Food Warehouse	$18.83
Stonewall			VA	Washington-Arlington-Alexandria	2007	287,744	287,744	93.8%	93.8%			—	140,000	Wegmans	$14.30
Town Center at Sterling Shopping Center	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1980	190,069	47,517	92.4%	92.4%			—	46,935	Giant Food	$16.93
Village Center at Dulles	JV-C	20%	VA	Washington-Arlington-Alexandria	1991	298,271	59,654	97.7%	97.7%			—	48,424	Shoppers Food Warehouse, Gold’s Gym	$20.85
Village Shopping Center	JV-GRI	25%	VA	Richmond	1948	111,177	27,794	100.0%	100.0%			—	45,023	Ukrop’s	$18.13
Willston Centre I	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1952	105,376	26,344	92.3%	92.3%			—	—	—	$21.32
Willston Centre II	JV-GRI	25%	VA	Washington-Arlington-Alexandria	1986	127,449	31,862	96.0%	96.0%			140,984	42,491	Safeway, (Target)	$18.71
			VA			3,635,546	1,515,895	94.9%	94.1%	95.0%	94.2%	534,526	1,327,200
Aurora Marketplace	JV-GRI	25%	WA	Seattle-Tacoma-Bellevue	1991	106,921	26,730	97.2%	97.2%			—	48,893	Safeway	$14.83
Cascade Plaza	JV-C	20%	WA	Seattle-Tacoma-Bellevue	1999	211,072	42,214	94.2%	94.2%			—	49,440	Safeway	$10.19
Eastgate Plaza	JV-GRI	25%	WA	Seattle-Tacoma-Bellevue	1956	78,230	19,558	100.0%	100.0%			—	28,775	Albertsons	$21.16
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	1985	17,253	17,253	100.0%	100.0%			—	—	—	$28.53
Orchards Market Center I	JV-RRP	20%	WA	Portland-Vancouver-Beaverton	2004	100,663	20,133	100.0%	100.0%			—	—	Wholesale Sports	$12.51
Orchards Market Center II			WA	Portland-Vancouver-Beaverton	2005	77,478	77,478	89.9%	89.9%			—	—	LA Fitness	$18.03
Overlake Fashion Plaza	JV-GRI	25%	WA	Seattle-Tacoma-Bellevue	1987	80,555	20,139	96.9%	96.9%			230,300	—	(Sears)	$21.97
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	1989	102,899	102,899	100.0%	100.0%			—	40,982	Quality Foods	$19.80
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	1992	101,289	101,289	95.1%	95.1%			55,000	55,000	(Safeway)	$24.03
Southcenter			WA	Seattle-Tacoma-Bellevue	1990	58,282	58,282	77.2%	77.2%			111,900	—	(Target)	$34.48
Thomas Lake			WA	Seattle-Tacoma-Bellevue	1998	103,872	103,872	96.4%	96.4%			—	50,065	Albertsons	$14.58
			WA			1,038,514	589,847	95.4%	94.3%	95.4%	94.3%	397,200	273,155
Racine Centre Shopping Center	JV-GRI	25%	WI	Racine	1988	135,827	33,957	98.2%	98.2%			—	50,979	Piggly Wiggly	$7.41
Whitnall Square Shopping Center	JV-GRI	25%	WI	Milwaukee-Waukesha-West Allis	1989	133,301	33,325	97.2%	97.2%			—	69,090	Pick ’N’ Save	$7.63
			WI			269,128	67,282	97.7%	97.7%	97.7%	97.7%	—	120,069

Regency Centers Total						44,971,962	28,116,293	92.1%	91.4%	93.2%	93.1%	8,039,358	17,655,248

(1)  Major Tenants are the grocer anchor and any tenant over 40,000 square feet. Tenants in parenthesis own their own GLA.

(2)   Average Base Rent/Sq. Ft. does not include ground leases.

JV-C:	Co-investment Partnership with Oregon
JV-C2:	Co-investment Partnership with Oregon
JV-CCV:	Co-investment Partnership with Oregon
JV-D:	Co-investment Partnership with Macquarie and DESCO
JV-GRI:	Co-investment Partnership with GRI and Macquarie
JV-M:	Co-investment Partnership with Macquarie
JV-M3:	Co-investment Partnership with Macquarie
JV-O:	Other, single property Co-investment Partnerships
JV-RC:	Co-investment Partnership with CalSTRS
JV-RRP:	Regency Retail Partners (open-end fund)
JV-USAA:	Co-investment Partnership with USAA

Properties managed by Regency, but not owned

Ocala Corners	FL	Tallahassee	86,772
Northlake Promenade	GA	Atlanta-Sandy Springs-Marietta	25,394
Orchard Square	GA	Atlanta-Sandy Springs-Marietta	93,222
Powers Ferry Kroger	GA	Atlanta-Sandy Springs-Marietta	45,528
Lindbergh Crossing	GA	Atlanta-Sandy Springs-Marietta	27,059
Roswell Crossing	GA	Atlanta-Sandy Springs-Marietta	201,979
Trowbridge Crossing	GA	Atlanta-Sandy Springs-Marietta	62,558
Woodstock Crossing	GA	Atlanta-Sandy Springs-Marietta	66,122
Franklin Square	KY	Frankfort	203,317
Centennial Crossroads Plaza	NV	Las Vegas-Paradise	99,064
Regency Milford Center	OH	Cincinnati-Middletown	108,923
Hillsboro Market Center	OR	Portland-Vancouver-Beaverton	148,051
Cherry Park Market	OR	Portland-Vancouver-Beaverton	113,518

Total square footage managed by Regency, but not owned			1,281,507

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of Co-investment Partnerships

December 31, 2009

Tenant	Tenant GLA(1)	% of Company- Owned GLA (1)	Total Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	# of Leased Stores	# of Leased Stores in JV
Kroger	2,209,184	7.98%	$20,462,378	4.85%	46	13
Publix	1,902,503	6.87%	17,615,932	4.17%	54	19
Safeway	1,601,669	5.78%	15,488,636	3.67%	55	31
Supervalu	882,406	3.19%	10,337,559	2.45%	28	15
CVS	449,045	1.62%	6,923,620	1.64%	50	23
Blockbuster Video	268,623	0.97%	5,708,551	1.35%	71	28
TJX Companies	406,252	1.47%	4,149,162		23	11
Whole Foods	139,796	0.50%	3,952,760	0.94%	5	2
Ross Dress For Less	241,538	0.87%	3,782,603	0.90%	16	10
Sports Authority	181,523	0.66%	3,458,514	0.82%	5	1
Starbucks	98,478	0.36%	3,302,076	0.78%	88	35
Sears Holdings	435,250	1.57%	3,297,617	0.78%	14	8
PETCO	189,538	0.68%	3,273,941	0.78%	23	12
Wells Fargo Bank	61,579	0.22%	3,178,196	0.75%	49	29
Walgreens	176,165	0.64%	2,971,809	0.70%	17	6
Rite Aid	198,992	0.72%	2,924,740	0.69%	25	14
H.E.B.	210,413	0.76%	2,771,745	0.66%	4	2
Schnucks	308,578	1.11%	2,687,565	0.64%	31	31
Bank of America	68,847	0.25%	2,611,264	0.62%	32	15
Subway	90,705	0.33%	2,571,552	0.61%	111	53
The UPS Store	95,313	0.34%	2,442,339	0.58%	98	41
Target	268,922	0.97%	2,392,748	0.57%	4	2
Hallmark	135,374	0.49%	2,366,096	0.56%	51	28
Ahold	135,773	0.49%	2,348,193	0.56%	10	8
Harris Teeter	182,108	0.66%	2,315,621	0.55%	7	4
Michael’s	190,501	0.69%	2,284,210	0.54%	12	4
JPMorgan Chase Bank	59,161	0.21%	2,277,678	0.54%	23	6
Home Depot	135,604	0.49%	2,250,231	0.53%	4	1
PetSmart	140,491	0.51%	2,159,950	0.51%	9	4
Stater Bros.	139,961	0.51%	2,122,914	0.50%	4	1
Staples	147,382	0.53%	2,116,261	0.50%	12	6

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent (2)
Safeway Total	$101,550
Kroger Total	34,450
Schnucks Total	6,540

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	1,910,622	20	24
Kroger	679,332	9	55
Safeway	314,000	6	61
Sears Holdings	57,550	1	15
Supervalu	72,533	3	31
Publix	62,771	1	55

	3,096,808

(1)	GLA includes only Regency’s pro-rata share of GLA in unconsolidated co-investment partnerships.
(2)	Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated co-investment partnerships.

Significant Tenant Rents - Wholly Owned and 100% of Co-investment Partnerships

December 31, 2009

Tenant	Tenant GLA (1)	% of Company- Owned GLA (1)	Total Annualized Base Rent (2)	% of Total Annualized Base Rent (2)	# of Leased Stores	# of Leased Stores in JV
Safeway	2,935,520	6.63%	$30,499,890	4.58%	55	31
Kroger	2,765,586	6.25%	25,058,550	3.76%	46	13
Publix	2,508,156	5.66%	23,514,951	3.53%	54	19
Supervalu	1,494,411	3.37%	16,549,476	2.49%	28	15
Schnucks	1,887,329	4.26%	16,437,709	2.47%	31	31
CVS	708,226	1.60%	11,208,950	1.68%	50	23
Blockbuster Video	382,534	0.86%	8,067,852	1.21%	71	28
Ross Dress For Less	461,206	1.04%	6,744,011	1.01%	16	10
TJX Companies	634,557	1.43%	6,618,595	0.99%	23	11
PETCO	326,095	0.74%	5,964,618	0.90%	23	12
Wells Fargo Bank	113,640	0.26%	5,802,037	0.87%	49	29
Whole Foods	214,182	0.48%	5,229,200	0.79%	5	2
Ahold	416,685	0.94%	4,970,018	0.75%	10	8
Starbucks	142,899	0.32%	4,834,873	0.73%	88	35
Target	355,431	0.80%	4,738,724	0.71%	4	2
Rite Aid	354,008	0.80%	4,720,033	0.71%	25	14
Sears Holdings	596,196	1.35%	4,712,450	0.71%	14	8
Bank of America	97,463	0.22%	4,216,629	0.63%	32	15
H.E.B.	310,607	0.70%	4,146,745	0.62%	4	2
Subway	148,091	0.33%	4,142,058	0.62%	111	53
Hallmark	236,937	0.54%	3,968,533	0.60%	51	28
24 Hour Fitness	198,706	0.45%	3,959,205	0.59%	6	4
Walgreens	235,971	0.53%	3,900,542	0.59%	17	6
Harris Teeter	315,760	0.71%	3,884,755	0.58%	7	4
Sports Authority	209,757	0.47%	3,810,032	0.57%	5	1
Toys “R” Us	262,446	0.59%	3,638,586	0.55%	6	5
The UPS Store	140,731	0.32%	3,575,406	0.54%	98	41
Staples	249,067	0.56%	3,423,381	0.51%	12	6
H & R Block	139,692	0.32%	3,331,965	0.50%	92	50

Fuel Pad base rent (below) is included in the respective grocer’s annualized base rent above.

Grocer fuel pads on ground leases	Annualized Base Rent (2)
Safeway Total	$237,000
Kroger Total	44,200
Schnucks Total	40,000

GLA owned and occupied by the anchor not included above:		# of Tenant- Owned Stores	# of Stores including Tenant- Owned
Target	2,636,406	20	24
Kroger	727,332	9	55
Safeway	314,000	6	61
Sears Holdings	230,200	1	15
Supervalu	101,721	3	31
Publix	62,771	1	55

	4,072,430

(1)	GLA includes 100% of the GLA in unconsolidated co-investment partnerships.
(2)	Total Annualized Base Rent includes 100% of the base rent in unconsolidated co-investment partnerships.

Tenant Lease Expirations

December 31, 2009

All Tenants
	Regency’s Pro-Rata Share					Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro- Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent (2)
(1)	332,341	1.3%	$6,597,904	1.6%	$19.85	603,791	1.5%	$11,159,545	1.7%
2010	2,403,843	9.6%	46,441,879	11.0%	19.32	3,894,241	9.6%	72,411,938	10.9%
2011	2,865,300	11.5%	50,980,187	12.1%	17.79	4,297,545	10.6%	78,684,743	11.8%
2012	3,305,426	13.2%	61,187,816	14.5%	18.51	5,092,450	12.6%	93,506,495	14.0%
2013	2,435,983	9.7%	46,169,653	10.9%	18.95	4,166,582	10.3%	72,975,479	10.9%
2014	2,254,932	9.0%	42,849,004	10.1%	19.00	3,490,453	8.6%	66,380,036	10.0%
2015	756,837	3.0%	12,883,157	3.0%	17.02	1,419,762	3.5%	23,887,117	3.6%
2016	700,283	2.8%	12,135,224	2.9%	17.33	1,622,611	4.0%	25,232,706	3.8%
2017	1,215,920	4.9%	21,081,969	5.0%	17.34	2,111,040	5.2%	34,641,437	5.2%
2018	1,251,759	5.0%	19,545,813	4.6%	15.61	1,859,446	4.6%	28,701,774	4.3%
2019	1,127,900	4.5%	16,444,918	3.9%	14.58	1,733,232	4.3%	25,012,783	3.8%

10 Year Total	18,650,523	74.6%	336,317,525	79.5%	18.03	30,291,153	74.9%	532,594,054	79.9%

Thereafter	6,350,889	25.4%	86,676,289	20.5%	13.65	10,158,131	25.1%	134,036,578	20.1%

	25,001,412	100.0%	$422,993,814	100.0%	$16.92	40,449,284	100.0%	$666,630,632	100.0%

Anchor Tenants(3)

		Regency’s Pro-Rata Share				Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro- Rata Expiring GLA	Pro-Rata In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent (2)
(1)	26,648	0.2%	$185,273	0.1%	$6.95	106,590	0.5%	$741,090	0.3%
2010	528,305	3.9%	4,397,743	3.1%	8.32	1,027,651	4.5%	8,878,845	3.7%
2011	1,028,903	7.6%	7,605,220	5.3%	7.39	1,417,704	6.2%	11,323,196	4.7%
2012	1,221,095	9.0%	11,784,605	8.2%	9.65	1,855,293	8.2%	17,697,095	7.4%
2013	825,500	6.1%	6,870,283	4.8%	8.32	1,699,877	7.5%	14,167,018	5.9%
2014	800,521	5.9%	7,866,711	5.5%	9.83	1,186,724	5.2%	12,829,778	5.4%
2015	401,241	3.0%	4,438,515	3.1%	11.06	804,625	3.5%	8,644,537	3.6%
2016	417,718	3.1%	4,714,028	3.3%	11.29	1,048,076	4.6%	11,680,356	4.9%
2017	743,929	5.5%	8,818,436	6.2%	11.85	1,472,439	6.5%	17,844,782	7.5%
2018	815,124	6.0%	8,867,285	6.2%	10.88	1,251,601	5.5%	13,749,608	5.7%
2019	902,934	6.7%	11,293,116	7.9%	12.51	1,379,312	6.1%	16,578,196	6.9%

10 Year Total	7,711,918	56.9%	76,841,214	53.8%	9.96	13,249,892	58.4%	134,134,501	56.1%

Thereafter	5,829,939	43.1%	66,072,692	46.2%	11.33	9,445,269	41.6%	105,051,738	43.9%

	13,541,857	100.0%	$142,913,906	100.0%	$10.55	22,695,161	100.0%	$239,186,239	100.0%

Reflects in place leases as of December 31, 2009, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3)	Anchor tenants represent any tenant at least 20,000 square feet.

Tenant Lease Expirations

December 31, 2009

Inline Tenants
	Regency’s Pro-Rata Share					Co-investment Partnerships at 100%
Lease Expiration Year	Pro-Rata Expiring GLA	Percent of Pro- Rata Expiring GLA	Pro-Rata In- Place Minimum Rent Under Expiring Leases	Percent of Expiring Pro-Rata Minimum Rent (2)	Pro-rata Expiring A.B.R	Expiring GLA at 100%	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases at 100%	Percent of Expiring Minimum Rent (2)
(1)	305,694	2.7%	$6,412,632	2.3%	$20.98	497,201	2.8%	$10,418,455	2.4%
2010	1,875,538	16.4%	42,044,137	15.0%	22.42	2,866,590	16.1%	63,533,093	14.9%
2011	1,836,397	16.0%	43,374,967	15.5%	23.62	2,879,841	16.2%	67,361,547	15.8%
2012	2,084,331	18.2%	49,403,211	17.6%	23.70	3,237,157	18.2%	75,809,400	17.7%
2013	1,610,482	14.1%	39,299,370	14.0%	24.40	2,466,705	13.9%	58,808,462	13.8%
2014	1,454,411	12.7%	34,982,294	12.5%	24.05	2,303,729	13.0%	53,550,258	12.5%
2015	355,596	3.1%	8,444,642	3.0%	23.75	615,137	3.5%	15,242,580	3.6%
2016	282,565	2.5%	7,421,196	2.6%	26.26	574,535	3.2%	13,552,349	3.2%
2017	471,991	4.1%	12,263,533	4.4%	25.98	638,601	3.6%	16,796,656	3.9%
2018	436,635	3.8%	10,678,527	3.8%	24.46	607,845	3.4%	14,952,165	3.5%
2019	224,966	2.0%	5,151,802	1.8%	22.90	353,920	2.0%	8,434,587	2.0%

10 Year Total	10,938,605	95.5%	259,476,311	92.6%	23.72	17,041,261	96.0%	398,459,552	93.2%

Thereafter	520,950	4.5%	20,603,598	7.4%	39.55	712,862	4.0%	28,984,840	6.8%

	11,459,555	100.0%	$280,079,909	100.0%	$24.44	17,754,123	100.0%	$427,444,393	100.0%

Reflects in place leases as of December 31, 2009, assuming that no tenants exercise renewal options.

(1)	Leases currently under month to month lease or in process of renewal.
(2)	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Earnings and Valuation Guidance

September 30, 2009

	Annual Guidance
($000s except per share numbers)	2007A	2008A	2009A	2010E	1Q10E

FFO / Share (for actuals please see related press release)				$2.12-$2.34	$.47-$.52
Recurring FFO / Share				$2.11-$2.31	$.48-$.53

Operating Portfolio — Wholly owned and Regency’s pro-rata share of co-investment partnerships:
Percent leased at period end	95.0%	93.8%	93.1%	90.0% - 92.5%
Same store growth	3.0%	2.6%	-6.7%	(4.0)% -(1.0)%
Rental rate growth	13.0%	10.6%	-2.7%	(8.0)% - (2.0)%
Percentage Rent — Consolidated Only	$4,678	$4,260	$3,584	$2,600 - $3,200
Recovery Rate — Consolidated Only – All Properties	78.5%	79.4%	73.7%	73% - 75%
Operating Portfolio only excluding development	81.0%	83.0%	77.3%	77% - 79%

Investment Activity
Acquisitions - consolidated	$105,984	$0	$0	$50,000-$100,000
Cap rate	6.0%	0.0%	0.0%	7.5% - 8.5%

JV Acquisitions - 3rd Party (gross $)	$507,850	$121,775	$17,884	$50,000-$100,000
Cap rate	6.4%	6.5%	9.3%	7.5% - 8.5%
REG % ownership	17%	20%	50%	20%

JV Acquisitions - REG contributions (gross $)	$126,375	$157,894	$133,865	$0
Cap rate	6.2%	7.0%	8.8%	0.0%
REG % ownership	20%	20%	20%	0%

Dispositions - op. properties (REG Pro-Rata)	$82,110	$64,313	$136,117	$25,000-$75,000
Cap rate (average)	7.2%	7.9%	8.1%	9% - 9.5%

Development starts	$378,831	$176,891	$29,814	$0-$50,000

Development completions - net costs	$326,555	$102,888	$111,257	$200,000-$306,000

NOI yield on completions (net dev costs)	9.0%	10.3%	7.9%	7.70%-8.0%

Transaction profits net of taxes and dead deal costs *	$57,927	$42,411	$23,233	$1,000-$2,500
Minority share of transaction profits	$0	$0	$0	$0
Third party fees and commissions	$33,064	$36,332	$30,508	$24,000-$26,000

*        2007A includes $4.4 MM for our 50% share of the sale of Shops of San Marco, accounted for as an unconsolidated development; 2008A includes $19.7 million of promote income. 2009A includes $13.1 million of promote income.

Net Asset Valuation Guidance:
Estimated market value of expansion land and outparcels available	$47,214	$37,820	$40,614
NOI from CIP properties (fourth quarter only)	$2,742	$6,637	$9,689
NOI from leases signed but not yet rent-paying in operating properties (including stabilized developments)	$1,735	$1,212	$478
Straight-line rent receivable	$32,531	$36,029	$39,458

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Recurring FFO Guidance to Net Income

December 31, 2009

All numbers are per share except weighted average shares

Funds From Operations Guidance:	Three Months Ended March 31, 2010		Full Year 2010

Net income attributable to common stockholders	$(0.04)	0.01	$0.08	0.30

Adjustments to reconcile net income to FFO:
Depreciation expense and amortization	0.51	0.51	2.04	2.04
Loss (gain) on sale of operating properties	—	—	—	—

Funds From Operations	$0.47	0.52	$2.12	2.34

Adjustments to reconcile FFO to Recurring FFO:
All non-recurring items as defined below	0.00	0.00	$(0.01)	$(0.03)

Recurring Funds From Operations	$0.48	0.53	$2.11	2.31

Weighted average shares (000’s)	83,194		83,663

Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net income attributable to common stockholders (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization and gains and losses from sales of operating properties (excluding gains and losses from the sale of development properties or land), (2) after adjustment for unconsolidated partnerships and joint ventures computed on the same basis as item 1 and (3) excluding items classified by GAAP as extraordinary.

Regency also provides “Recurring FFO” for the purpose of excluding those items considered non-recurring that are included within FFO. Non -recurring income would include transaction profits, net, which is comprised of development and outparcel gains, and non-recurring transaction fees such as promote income, net of dead deal costs and applicable income taxes. Non-recurring expenses would include provisions for impairment, restructuring charges, losses on early debt stock extinguishments, and other signficant one-time charges considered non-recurring.